        AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 2000
                                         REGISTRATION NOS.: 333-57791; 811-08837

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 2

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 5

                         THE SELECT SECTOR SPDR(R) TRUST
               (Exact Name of Registrant as Specified in Charter)

                               225 Franklin Street
                           Boston, Massachusetts 02110
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (303) 623-2577

                             Stuart M. Strauss, Esq.
                               Mayer Brown & Platt
                                  1675 Broadway
                            New York, New York 10019
                     (Name and Address of Agent for Service)

                       Copy to: Michael E. Gillespie, Esq.
                      Vice President and Associate Counsel
                       State Street Bank and Trust Company
                              2 Avenue de Lafayette
                           Boston, Massachusetts 02111

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485, paragraph (b)

[x] on _January 28, 2000_ pursuant to Rule 485, paragraph (b)

[ ] 60 days after filing pursuant to Rule 485, paragraph (a)(1)

[ ] on _________________ pursuant to Rule 485, paragraph (a)(1)

[ ] 75 days after filing pursuant to Rule 485, paragraph (a)(2)

[ ] on _________________ pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           [SELECT SECTOR SPDRS LOGO]


                                   PROSPECTUS

                  THE BASIC INDUSTRIES SELECT SECTOR SPDR FUND
                 THE CONSUMER SERVICES SELECT SECTOR SPDR FUND
                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
              THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND
                       THE ENERGY SELECT SECTOR SPDR FUND
                     THE FINANCIAL SELECT SECTOR SPDR FUND
                     THE INDUSTRIAL SELECT SECTOR SPDR FUND
                     THE TECHNOLOGY SELECT SECTOR SPDR FUND
                     THE UTILITIES SELECT SECTOR SPDR FUND
                                JANUARY 28, 2000


    The Select Sector SPDR Trust is an "index fund" consisting of nine separate investment portfolios (each a "Select Sector SPDR Fund" or a "Fund" and collectively the "Select Sector SPDR Funds" or the "Funds"). The investment objective of each Fund is to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in a particular sector or group of industries, as represented by a specified market sector index (each a "Select Sector Index"). State Street Bank and Trust Company ("State Street"), through its State Street Global Advisors division, manages each Fund.


    The Shares of each Select Sector SPDR Fund are listed on the American Stock Exchange LLC (the "AMEX"). The Shares trade on the AMEX at market prices that may differ to some degree from the Shares' net asset value. Each Select Sector SPDR Fund issues and redeems Shares on a continuous basis -- at net asset value -- only in a large specified number of Shares called a "Creation Unit," principally in-kind for securities included in the relevant Select Sector Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE SELECT SECTOR SPDR FUNDS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN EACH SELECT SECTOR SPDR FUND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE SHARES DEPOSITS OR OBLIGATIONS OF ANY BANK. SUCH SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS


BASIC INFORMATION ABOUT THE FUNDS..........................................    1
Who Should Invest..........................................................    1
  The Funds, Their Ticker Symbols and Their Investment
     Objectives............................................................    2
  Principal Investment Strategies of the Funds.............................    3
  Principal Risks of Investing in the Funds................................    3
  Bar Charts and Tables....................................................    7
FEES AND EXPENSES..........................................................   12
ADDITIONAL INVESTMENT STRATEGIES, RISKS AND OTHER
  CONSIDERATIONS...........................................................   14
  Additional Investment Strategies.........................................   14
  Additional Risks.........................................................   14
  Other Considerations.....................................................   16
MANAGEMENT.................................................................   18
INDEX LICENSE..............................................................   19
DETERMINATION OF NET ASSET VALUE...........................................   19
BUYING AND SELLING SELECT SECTOR SPDR FUNDS................................   19
CREATION AND REDEMPTION OF CREATION UNITS..................................   20
DISTRIBUTIONS..............................................................   23
TAX MATTERS................................................................   23
ADDITIONAL INFORMATION CONCERNING THE ROLE OF S&P, MERRILL
  LYNCH AND THE AMEX.......................................................   25
GENERAL INFORMATION........................................................   27
FINANCIAL HIGHLIGHTS.......................................................   28

                       BASIC INFORMATION ABOUT THE FUNDS

     Each Select Sector SPDR Fund is an "index fund" that invests in a particular sector or group of industries represented by a specified Select Sector Index published by the AMEX. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the Standard & Poor's 500 Composite Stock Index ("S&P 500")(1). The nine Select Sector Indexes upon which the Funds are based together comprise all of the companies in the S&P 500.

                               WHO SHOULD INVEST

     Each Select Sector SPDR Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in a particular sector or group of industries as represented by a specified Select Sector Index. Taken together, the Select Sector SPDR Funds are designed to represent all of the 500 stocks included in the S&P 500. Bought and sold separately, the Select Sector SPDR Funds are designed to enable investors to tailor asset allocations within the universe of S&P 500 companies to fit their particular investment needs.

     Select Sector SPDR Funds may be suitable for long term investment in the market or market segment represented in the relevant Select Sector Index. Shares of each Select Sector SPDR Fund may also be used as an asset allocation tool or as a speculative trading instrument. Unlike many conventional mutual funds which are only bought and sold at closing net asset values, each Select Sector SPDR Fund's Shares have been designed to be tradable in a secondary market on the AMEX on an intraday basis and to be created and redeemed principally in kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of a Select Sector SPDR Fund that could arise from frequent cash creation and redemption transactions that affect the net asset value of such Fund. Moreover, in contrast to conventional mutual funds where redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Select

---------------

      (1) "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "500", "Standard & Poor's Depositary Receipts(R)", "SPDRs(R)", "Select Sector SPDR", "Select Sector SPDRs" and "Select Sector Standard & Poor's Depositary Receipts" are trademarks of The McGraw-Hill Companies, Inc.

Sector SPDR Funds generally will not lead to a tax event for ongoing shareholders.


        THE FUNDS, THEIR TICKER SYMBOLS AND THEIR INVESTMENT OBJECTIVES


     Each Select Sector SPDR Fund seeks to provide investment results that, before expenses, correspond to the performance of its benchmark Select Sector Index. The Funds and the Indexes are as follows:


THE BASIC INDUSTRIES SELECT SECTOR SPDR FUND (SYMBOL: XLB)



     The Basic Industries Select Sector Index includes integrated steel products, chemicals, fibers, paper and gold, and included 51 component stocks as of December 31, 1999.



THE CONSUMER SERVICES SELECT SECTOR SPDR FUND (SYMBOL: XLV)



     The Consumer Services Select Sector Index includes entertainment and publishing, prepared foods, medical services, lodging and gaming, and included 46 component stocks as of December 31, 1999.



THE CONSUMER STAPLES SELECT SECTOR SPDR FUND (SYMBOL: XLP)



     The Consumer Staples Select Sector Index includes cosmetic and personal care, pharmaceuticals, soft drinks, tobacco and food products, and included 68 component stocks as of December 31, 1999.



THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND (SYMBOL: XLY)



     The Cyclical/Transportation Select Sector Index includes building materials, retailers, appliances, housewares, air transportation, automotive manufacturing, shipping and trucking, and included 71 component stocks as of December 31, 1999.



THE ENERGY SELECT SECTOR SPDR FUND (SYMBOL: XLE)



     The Energy Select Sector Index includes companies that develop and produce crude oil and natural gas, and provide drilling and other energy related services, and included 31 component stocks as of December 31, 1999.



THE FINANCIAL SELECT SECTOR SPDR FUND (SYMBOL: XLF)



     The Financial Select Sector Index includes a wide array of diversified financial services firms whose business lines range from investment management to commercial and business banking, and included 72 component stocks as of December 31, 1999.



THE INDUSTRIAL SELECT SECTOR SPDR FUND (SYMBOL: XLI)


     The Industrial Select Sector Index includes companies that are involved in the development and production of industrial products, including electrical equipment, construction equipment, waste management services and indus-trial machinery products, and included 31 component stocks as of December 31, 1999.



THE TECHNOLOGY SELECT SECTOR SPDR FUND (SYMBOL: XLK)



     The Technology Select Sector Index includes products developed by defense manufacturers, telecommunications equipment, microcomputer components, integrated computer circuits and process monitoring systems, and included 89 component stocks as of December 31, 1999.



THE UTILITIES SELECT SECTOR SPDR FUND (SYMBOL: XLU)



     The Utilities Select Sector Index includes communication services, electrical power providers and natural gas distributors, and included 41 component stocks as of December 31, 1999.


                  PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

     The Funds utilize a low cost "passive" or "indexing" investment approach to attempt to approximate the investment performance of its benchmark Select Sector Index.

     Each Fund generally will hold all of the securities which comprise its benchmark Select Sector Index. There may, however, be instances where the Adviser may choose to overweight another stock in the Select Sector Index, purchase securities not included within the Select Sector Index which the Adviser believes are appropriate to substitute for the Select Sector Index securities or utilize various combinations of other available investment techniques in seeking to track accurately the benchmark Select Sector Index.

     Each Fund will normally invest at least 95% of its total assets in common stocks that comprise the relevant Select Sector Index.

                   PRINCIPAL RISKS OF INVESTING IN THE FUNDS

GENERAL RISKS OF INVESTING IN INDEX FUNDS

     Each of the Funds is subject to the same general risks.

     Unlike many investment companies, the Funds are not actively "managed." Therefore, a Fund would not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed from the Fund's benchmark Select Sector Index. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correspondence with any decline in value of the Fund's applicable Select Sector Index.

     The Adviser believes that over time the correlation between each Fund's performance and that of its benchmark Index, before expenses, will be 95% or better. A figure of 100% will indicate perfect correlation. The Funds' returns may not match the return of their benchmark Indexes as a result of Fund expenses and other factors. For example, rebalancing of the Fund's securities holdings may at times be necessary to reflect changes in the composition of the relevant Select Sector Index. Rebalancing will result in transaction and other costs and could result in the realization of capital gains or losses.

     You can lose money by investing in a Select Sector SPDR Fund.

RISKS SPECIFIC TO EACH SELECT SECTOR SPDR FUND

     Each Fund is subject to the additional risks associated with concentrating its investments in companies in the market sector that its benchmark Select Sector Index targets. Additional fund specific risks include:

     The Basic Industries Select Sector SPDR Fund. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels, which are influenced by an individual company's profitability and broader factors such as interest rates and cross-border competition. The basic industries sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

     The Consumer Services Select Sector SPDR Fund. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

     The Consumer Staples Select Sector SPDR Fund. Companies in this Select Sector Index are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, soft drink, and fashion-related products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

     The Cyclical/Transportation Select Sector SPDR Fund. Companies involved in the building industry may be affected by a variety of factors such as government spending on housing subsidies, public works, and transportation facilities. Other factors include changes in interest rates, consumer confidence and spending, taxation, demographic patterns, the level of new and existing home sales and other economic activity. Transportation stocks are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs. The United States has been deregulating these industries but it is uncertain whether this trend will continue and what its effect will be. See also "The Consumer Services Select Sector SPDR Fund".

     The Energy Select Sector SPDR Fund. Energy companies in this Select Sector Index develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies' products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact this Select Sector SPDR Fund's performance.

     The Financial Select Sector SPDR Fund. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Insurance companies may be subject to severe price competition. Legislation has been recently enacted that would reduce the separation between commercial and investment banking businesses. This legislation could significantly impact the sector and the Fund.

     The Industrial Select Sector SPDR Fund. Stock prices for the types of companies included in this industry are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions will likewise affect the performance of these companies. See also "The Basic Industries Select Sector SPDR Fund", "The Consumer Services Select Sector SPDR Fund" and "The Cyclical/Transportation Select Sector SPDR Fund".

     The Technology Select Sector SPDR Fund. Products included in this Select Sector Index include telecommunications equipment, microcomputer components, integrated computer circuits, process monitoring systems and products developed by defense manufacturers. The financial condition of, and investor interest in, defense companies are heavily influenced by governmental defense spending policies. Defense spending is under pressure from efforts to control the U.S. budget. Competitive pressures may have a significant effect on the financial condition of companies in the technology sector. Also, many of the products and services offered by technology companies are subject to the risk of rapid obsolescence.


     The Utilities Select Sector SPDR Fund. The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable.


     Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.


                             BAR CHARTS AND TABLES


     The bar charts and tables below provide some indication of the risks of investing in the Funds by showing the variability of the Funds' returns and comparing Funds' performance to a broad measure of market performance.

                  THE BASIC INDUSTRIES SELECT SECTOR SPDR FUND

                                  [BAR GRAPH]

                                          Annual Return
                                          -------------

Calendar Year End 1999                        24.17%


     The Basic Industries Select Sector SPDR Fund's year-to-date return for the period ended December 31, 1999 was 24.17%. During the period shown below, the highest quarterly return for the Fund was 19.61% for the quarter ended June 30, 1999, and the lowest was -8.54% for the quarter ended September 30, 1999.



------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN
  (FOR PERIOD ENDING DECEMBER 31, 1999)                       ONE YEAR
------------------------------------------------------------------------
  The Basic Industries Select Sector SPDR Fund                 24.17%
------------------------------------------------------------------------
  Standard & Poor's 500 Index                                  21.04%
------------------------------------------------------------------------
  The Basic Industries Select Sector Index                     24.82%
------------------------------------------------------------------------

                 THE CONSUMER SERVICES SELECT SECTOR SPDR FUND

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           20.05%


     The Consumer Services Select Sector SPDR Fund's year-to-date return for the period ended December 31, 1999 was 20.05%. During the period shown below, the highest quarterly return for the Fund was 15.93% for the quarter ended December 31, 1999, and the lowest was -8.89% for the quarter ended September 30, 1999.



------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN
  (FOR PERIOD ENDING DECEMBER 31, 1999)                       ONE YEAR
------------------------------------------------------------------------
  The Consumer Services Select Sector SPDR Fund                20.05%
------------------------------------------------------------------------
  Standard & Poor's 500 Index                                  21.04%
------------------------------------------------------------------------
  The Consumer Services Select Sector Index                    20.89%
------------------------------------------------------------------------


                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           -14.7%


     The Consumer Staples Select Sector SPDR Fund's year-to-date return for the period ended December 31, 1999 was -14.70%. During the period shown below, the highest quarterly return for the Fund was 1.86% for the quarter ended December 31, 1999, and the lowest was -11.48% for the quarter ended September 30, 1999.



------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN
  (FOR PERIOD ENDING DECEMBER 31, 1999)                       ONE YEAR
------------------------------------------------------------------------
  The Consumer Staples Select Sector SPDR Fund                -14.70%
------------------------------------------------------------------------
  Standard & Poor's 500 Index                                  21.04%
------------------------------------------------------------------------
  The Consumer Staples Select Sector Index                    -14.51%
------------------------------------------------------------------------

              THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           18.40%


     The Cyclical/Transportation Select Sector SPDR Fund's year-to-date return for the period ended December 31, 1999 was 18.40%. During the period shown below, the highest quarterly return for the Fund was 18.28% for the quarter ended December 31, 1999, and the lowest was -11.75% for the quarter ended September 30, 1999.



------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN
  (FOR PERIOD ENDING DECEMBER 31, 1999)                       ONE YEAR
------------------------------------------------------------------------
  The Cyclical/Transportation Select Sector SPDR Fund          18.40%
------------------------------------------------------------------------
  Standard & Poor's 500 Index                                  21.04%
------------------------------------------------------------------------
  The Cyclical/Transportation Select Sector SPDR Index         18.62%
------------------------------------------------------------------------


                       THE ENERGY SELECT SECTOR SPDR FUND

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           19.04%


     The Energy Select Sector SPDR Fund's year-to-date return for the period ended December 31, 1999 was 19.04%. During the period shown below, the highest quarterly return for the Fund was 14.41% for the quarter ended June 30, 1999, and the lowest was -1.69% for the quarter ended September 30, 1999.



------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN
  (FOR PERIOD ENDING DECEMBER 31, 1999)                       ONE YEAR
------------------------------------------------------------------------
  The Energy Select Sector SPDR Fund                           19.04%
------------------------------------------------------------------------
  Standard & Poor's 500 Index                                  21.04%
------------------------------------------------------------------------
  The Energy Select Sector Index                               18.97%
------------------------------------------------------------------------

                     THE FINANCIAL SELECT SECTOR SPDR FUND

                                                                           ANNUAL RETURN
                                                                           -------------
CALENDAR YEAR END 1999                                                           3.39%


     The Financial Select Sector SPDR Fund's year-to-date return for the period ended December 31, 1999 was 3.39%. During the period shown below, the highest quarterly return for the Fund was 8.56% for the quarter ended December 31, 1999, and the lowest was -15.34% for the quarter ended September 30, 1999.



------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN
  (FOR PERIOD ENDING DECEMBER 31, 1999)                       ONE YEAR
------------------------------------------------------------------------
  The Financial Select Sector SPDR Fund                        3.39%
------------------------------------------------------------------------
  Standard & Poor's 500 Index                                  21.04%
------------------------------------------------------------------------
  The Financial Select Sector Index                            3.55%
------------------------------------------------------------------------


                     THE INDUSTRIAL SELECT SECTOR SPDR FUND

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           22.93%


     The Industrial Select Sector SPDR Fund's year-to-date return for the period ended December 31, 1999 was 22.93%. During the period shown below, the highest quarterly return for the Fund was 19.47% for the quarter ended June 30, 1999, and the lowest was -3.14% for the quarter ended September 30, 1999.



------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN
  (FOR PERIOD ENDING DECEMBER 31, 1999)                       ONE YEAR
------------------------------------------------------------------------
  The Industrial Select Sector SPDR Fund                       22.93%
------------------------------------------------------------------------
  Standard & Poor's 500 Index                                  21.04%
------------------------------------------------------------------------
  The Industrial Select Sector Index                           23.36%
------------------------------------------------------------------------

                     THE TECHNOLOGY SELECT SECTOR SPDR FUND

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           66.01%


     The Technology Select Sector SPDR Fund's year-to-date return for the period ended December 31, 1999 was 66.01%. During the period shown below, the highest quarterly return for the Fund was 31.46% for the quarter ended December 31, 1999, and the lowest was 1.90% for the quarter ended September 30, 1999.



------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN
  (FOR PERIOD ENDING DECEMBER 31, 1999)                       ONE YEAR
------------------------------------------------------------------------
  The Technology Select Sector SPDR Fund                       66.01%
------------------------------------------------------------------------
  Standard & Poor's 500 Index                                  21.04%
------------------------------------------------------------------------
  The Technology Select Sector Index                           66.69%
------------------------------------------------------------------------


                     THE UTILITIES SELECT SECTOR SPDR FUND

                                                                             ANNUAL RETURN
                                                                             -------------
Calendar Year End 1999                                                           -3.35%


     The Utilities Select Sector SPDR Fund's year-to-date return for the period ended December 31, 1999 was -3.35%. During the period shown below, the highest quarterly return for the Fund was 17.09% for the quarter ended June 30, 1999, and the lowest was -10.90% for the quarter ended March 31, 1999.



------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURN
  (FOR PERIOD ENDING DECEMBER 31, 1999)                       ONE YEAR
------------------------------------------------------------------------
  The Utilities Select Sector SPDR Fund                        -3.35%
------------------------------------------------------------------------
  Standard & Poor's 500 Index                                  21.04%
------------------------------------------------------------------------
  The Utilities Select Sector Index                            -3.80%
------------------------------------------------------------------------

                               FEES AND EXPENSES

                                                     THE BASIC        THE CONSUMER      THE CONSUMER    THE CYCLICAL/
                                                 INDUSTRIES SELECT   SERVICES SELECT   STAPLES SELECT   TRANSPORTATION
                                                      SECTOR             SECTOR            SECTOR       SELECT SECTOR
                                                     SPDR FUND          SPDR FUND        SPDR FUND        SPDR FUND
                                                 -----------------   ---------------   --------------   --------------
I. SHAREHOLDER TRANSACTION EXPENSES
A. CREATION TRANSACTION EXPENSES
 Through the Continuous Net Settlement System
   of the National Securities Clearing
   Corporation ("NSCC")(a).....................       $1,000             $1,000            $1,000           $1,000
 Outside NSCC(a)...............................       Up to $4,000       Up to $4,000      Up to $4,000     Up to $4,000
B. REDEMPTION TRANSACTION EXPENSES
 Through NSCC(b)...............................       $1,000             $1,000            $1,000           $1,000
 Outside NSCC(b)...............................       Up to $4,000       Up to $4,000      Up to $4,000     Up to $4,000
II. ANNUAL FUND OPERATING EXPENSES BASED ON ACTUAL FUND EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER
    30, 1999
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees.............................         .05%               .05%              .05%             .05%
   12b-1 Fees..................................         .25%               .25%              .25%             .25%
   Other Operating Expenses(c).................         .26%               .27%              .27%             .28%
                                                      ------             ------            ------           ------
   Total Expenses..............................         .56%               .57%              .57%             .58%

                                                  THE ENERGY     THE FINANCIAL   THE INDUSTRIAL         THE
                                                    SELECT          SELECT        SELECT SECTOR     TECHNOLOGY     THE UTILITIES
                                                  SECTOR SPDR     SECTOR SPDR         SPDR         SELECT SECTOR   SELECT SECTOR
                                                     FUND            FUND             FUND           SPDR FUND       SPDR FUND
                                                 -------------   -------------   ---------------   -------------   -------------
I. SHAREHOLDER TRANSACTION EXPENSES
A. CREATION TRANSACTION EXPENSES
 Through the Continuous Net Settlement System
   of the National Securities Clearing
   Corporation ("NSCC")(a).....................     $1,000          $1,000           $1,000           $1,000          $1,000
 Outside NSCC(a)...............................     Up to $4,000    Up to $4,000     Up to $4,000     Up to $4,000    Up to $4,000
B. REDEMPTION TRANSACTION EXPENSES
 Through NSCC(b)...............................     $1,000          $1,000           $1,000           $1,000          $1,000
 Outside NSCC(b)...............................     Up to $4,000    Up to $4,000     Up to $4,000     Up to $4,000    Up to $4,000
II. ANNUAL FUND OPERATING EXPENSES BASED ON ACT
    30, 1999
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees.............................       .05%            .05%             .05%             .05%            .05%
   12b-1 Fees..................................       .25%            .25%             .25%             .25%            .25%
   Other Operating Expenses(c).................       .26%            .27%             .27%             .26%            .27%
                                                    ------          ------           ------           ------          ------
   Total Expenses..............................       .56%            .57%             .57%             .56%            .57%

   ------------------

(a) The creation transaction fee is the same regardless of the number of Creation Units being purchased pursuant to any one creation order. One Creation Unit consists of 50,000 Shares.

(b) The redemption transaction fee is the same regardless of the number of Creation Units being redeemed pursuant to any one redemption order. One Creation Unit consists of 50,000 Shares.

(c) A "unitary" fee is paid by each Select Sector SPDR Fund to State Street for the administration, custody and transfer agency services it provides to the Funds. The unitary fee is equal to the greater of: (a) a sliding scale fee calculated as follows: (i) .10% of average daily net assets of the Trust up to the first $4.5 billion of net assets (such $4.5 billion to be increased by $500 million each time a new Select Sector SPDR Fund is added); (ii) .08% of average daily net assets up to the next $4.5 billion of net assets of the Trust (such $4.5 billion to be increased by $500 million each time a new Select Sector SPDR Fund is added); and (iii) .06% of average daily net assets on the remainder of net assets; or (b) a minimum fee of $3.15 million increased by $350,000 each time a new Select Sector SPDR Fund is added. The minimum fee will not be in effect for the first two years of the Trust's operation.

EXAMPLES OF EXPENSES

     Each Select Sector SPDR Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the relevant Select Sector Index. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the relevant Select Sector Index), assuming a 5% annual return and that the Funds' operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES ONLY, AS SHARES WILL BE ISSUED BY THE SELECT SECTOR SPDR FUNDS ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED INDICATIONS OF EXPECTED SELECT SECTOR SPDR FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESSER THAN THE ESTIMATES.

     An investor would pay the following expenses, assuming no redemptions:

                                      1       3       5      10
                                     YEAR   YEARS   YEARS   YEARS
                                     ----   -----   -----   -----
                                     ($)     ($)     ($)     ($)
The Basic Industries Select Sector
  SPDR Fund........................   57     180     314     703
The Consumer Services Select Sector
SPDR Fund..........................   58     183     319     715
The Consumer Staples Select Sector
  SPDR Fund........................   58     183     319     715
The Cyclical/Transportation Select
  Sector SPDR Fund.................   59     186     325     727
The Energy Select Sector SPDR
  Fund.............................   57     180     314     703
The Financial Select Sector SPDR
  Fund.............................   58     183     319     715
The Industrial Select Sector SPDR
  Fund.............................   58     183     319     715
The Technology Select Sector SPDR
  Fund.............................   57     180     314     703
The Utilities Select Sector SPDR
  Fund.............................   58     183     319     715

                       ADDITIONAL INVESTMENT STRATEGIES,
                         RISKS AND OTHER CONSIDERATIONS

                        ADDITIONAL INVESTMENT STRATEGIES


     Each Select Sector SPDR Fund may invest its remaining assets in money market instruments including repurchase agreements or funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act), in convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular stock or stock index) and in options and futures contracts. Options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its benchmark Select Sector Index and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it will take approximately three business days for additions and deletions to the S&P 500 to be reflected in the portfolio composition of each Fund.


     Lending Securities. Each Select Sector SPDR Fund may in the future lend securities from its holdings to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes.

     Borrowing Money. Each Select Sector SPDR Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

                                ADDITIONAL RISKS

     Lack of Diversification. Each Select Sector SPDR Fund intends to maintain the required level of diversification so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code could limit the investment flexibility of a Select Sector SPDR Fund.

     The stocks of particular issuers, or of issuers in particular industries, may represent a large portion of a Select Sector Index. Consequently, a Select Sector SPDR Fund may be more adversely affected by the performance of one security (or group of securities) and be subject to greater price volatility than a more diversified investment company. Also, a Select Sector SPDR Fund may be more susceptible to any single economic, political or regulatory occurrence than the securities holdings of an investment company that is more broadly diversified than the Select Sector SPDR Fund.

     Trading Issues. Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of a Select Sector SPDR Fund will continue to be met or will remain unchanged.

     Fluctuation of Net Asset Value. The net asset value of the Shares will fluctuate with changes in the market value of a Select Sector SPDR Fund's securities holdings. The market prices of Shares will fluctuate in accordance with changes in net asset value and supply and demand on the AMEX. The Adviser cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Select Sector Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained.

     Foreign Investments. Each Select Sector SPDR Fund may invest in foreign securities or American Depository Receipts, if any, included in its benchmark Select Sector Index. Foreign investments may involve additional risks and considerations. These risks include, for example, fluctuations in foreign currency, as well as the political and economic risks of an issuer's country. Securities of foreign companies may be more volatile than securities of U.S. companies.

     Lending of Securities. Although each Select Sector SPDR Fund that may lend its portfolio Securities will receive collateral in connection with all loans of its securities holdings, a Select Sector SPDR Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Select Sector SPDR Fund will bear the risk of loss of any cash collateral that it invests.

     Leverage. To the extent that a Select Sector SPDR Fund borrows money, it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of a Select Sector SPDR Fund's portfolio securities.


     Year 2000. The services provided to the Select Sector SPDR Funds by their various service providers depend on the smooth functioning of their computer systems. Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 and therefore may not properly process and calculate date-related information and data (commonly know as the "Year 2000 Problem"). As with all investment and financial entities, the Year 2000 Problem may have an adverse impact upon the handling of securities trades, pricing and account services and other activities conducted by or for the Trust. The Adviser has taken steps to address the Year 2000 Problem with respect to the computer systems it uses and to obtain reasonable assurances that similar that similar steps have been taken by the Trust's other service providers. Operations ran smoothly from the last week in December through the first few weeks of January, but the Year 2000 Problem may yet have an adverse impact on financial market participants and other entities, including the companies whose stocks are contained in the Trust's portfolio.



                              OTHER CONSIDERATIONS


CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE SELECT SECTOR INDEXES

     Each Select Sector Index is developed and maintained in accordance with the following criteria:

     - Each of the component securities in a Select Sector Index is a constituent company of the S&P 500.

     - Each stock in the S&P 500 is allocated to one and only one of the Select Sector Indexes.

     - The Index Compilation Agent, Merrill Lynch Pierce Fenner & Smith, assigns each constituent stock of the S&P 500 to a Select Sector Index. The Index Compilation Agent, after consultation with S&P, assigns a company's stock to a particular Select Sector Index on the basis of such company's sales and earnings composition and the sensitivity of the company's stock price and business results to the common factors that affect other companies in each Select Sector Index. S&P has sole control over the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500. However, S&P plays only a consulting role in the Select Sector Index assignment of the

       S&P 500 component stocks, which is the sole responsibility of the Index Compilation Agent.

     - Each Select Sector Index is calculated by the AMEX's Index Services Group using a modified "market capitalization" methodology. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index. Under certain conditions, however, the number of shares of a component stock within the Select Sector Index may be adjusted to conform to Internal Revenue Code requirements. See "Construction and Maintenance Standards for the Select Sector Indexes" under "GENERAL DESCRIPTION OF THE TRUST" in the Statement of Additional Information.

                                   MANAGEMENT


     Adviser. State Street serves as the Adviser to each Select Sector SPDR Fund and, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Select Sector SPDR Funds. As of December 31, 1999, the Adviser managed approximately $667 billion in assets, including approximately $384 billion in index funds. The Adviser's principal business address is 2 International Place, Boston, Massachusetts 02210.


     For the services provided to the Select Sector SPDR Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets at the annual rate of .05%. From time to time, the Adviser may waive all or a portion of its fee.

     Administrator, Custodian, and Transfer Agent. State Street is the Administrator for each Select Sector SPDR Fund, the Custodian of each Select Sector SPDR Fund's assets, and serves as the Transfer Agent to the Select Sector SPDR Funds. State Street is paid a "unitary fee" for these services. The unitary fee is equal to the greater of: (a) a sliding scale fee calculated as follows:
(i) .10% of average daily net assets of the Trust up to the first $4.5 billion of net assets (such $4.5 billion to be increased by $500 million each time a new Select Sector SPDR Fund is added); (ii) .08% of average daily net assets up to the next $4.5 billion of net assets of the Trust (such $4.5 billion to be increased by $500 million each time a new Select Sector SPDR Fund is added); and
(iii) .06% of average daily net assets on the remainder of net assets; or (b) a minimum fee of $3.15 million increased by $350,000 each time a new Select Sector SPDR Fund is added. The minimum fee will not be in effect for the first two years of the Trust's operation. Each Select Sector SPDR Fund will also bear all other expenses of its operation.

     Lending Agent. State Street is expected to be designated as the lending agent for the Trust. In such capacity, it would cause the delivery of loaned securities from each Select Sector SPDR Fund to borrowers, arrange for the return of loaned securities to the Select Sector SPDR Fund at the termination of the loans, request deposit of collateral, monitor daily the value of the loaned securities and collateral, request that borrowers add to the collateral when required by the loan agreements, and provide recordkeeping and accounting services necessary for the operation of the program. For its services, the lending agent would typically receive a portion of the net investment income, if any, earned on the collateral for the securities loaned.

     Distributor. ALPS Mutual Funds Services, Inc. is the Distributor of each Select Sector SPDR Fund's Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of Creation Units of Shares.

     The Board of Trustees of the Trust has adopted for each Select Sector SPDR Fund a distribution plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to .25% of its average daily net assets per annum for certain distribution-related activities. Because these fees are paid out of each Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 INDEX LICENSE

     The Trust pays an annual licensing fee to (i) S&P equal to the greater of .03% of the aggregate net assets of the Trust or $450,000 (the "Minimum Annual
Fee"), and (ii) Merrill Lynch equal to .03% of the aggregate net assets of the Trust. The Minimum Annual Fee is payable in full on each anniversary of the first day of trading, December 14, 1998. The fee to Merrill Lynch is payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the fees based on the relative net assets of such Fund.

                        DETERMINATION OF NET ASSET VALUE


     Net asset value per Share for each Select Sector SPDR Fund is computed by dividing the value of the net assets of such Select Sector SPDR Fund (i.e., the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Select Sector SPDR Fund is calculated by the Custodian and determined each business day at the close of regular trading of the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m. New York time).


                  BUYING AND SELLING SELECT SECTOR SPDR FUNDS

     The Select Sector SPDR Fund Shares are listed for secondary trading on the AMEX. If you buy or sell Select Sector SPDR Fund Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Select Sector SPDR Fund Shares will trade on the AMEX at prices that may differ to varying degrees from the daily net asset values of the Shares. Given, however, that Select Sector SPDR Fund Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

                   CREATION AND REDEMPTION OF CREATION UNITS

     Each Select Sector SPDR Fund issues Shares (through the Distributor) and redeems Shares (through the Transfer Agent) only in Creation Units (50,000 Shares per Creation Unit) at their net asset value on a continuous basis. Set forth below is a brief description of the procedures applicable to creation and redemption of Creation Units. For more detailed information, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

  Creation

     In order to create (i.e., purchase) Creation Units of a Select Sector SPDR Fund, an investor must deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the relevant Select Sector SPDR Fund's Select Sector Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the number of shares of the Deposit Securities is made available by the Custodian through the facilities of the NSCC immediately prior to the opening of business on the AMEX. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities, and includes the Dividend Equivalent Payment. The Dividend Equivalent Payment is an amount intended to enable a Select Sector SPDR Fund to make a distribution of dividends on the next dividend payment date as if all the portfolio securities of the Fund had been held for the entire dividend period. See the Statement of Additional Information for a description as to the manner in which the Dividend Equivalent Payment is calculated.

     Orders must be placed in proper form by or through either (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"); or (ii) a DTC Participant, that, in either case, has entered into an agreement with the Trust, the Distributor and the Transfer Agent, with respect to creations and redemptions of Creation Units ("Participant Agreement").

Investors should contact the Distributor for the names of Participating Parties and/or DTC Participants that have signed a Participant Agreement. All orders must be placed for one or more whole Creation Units of Shares of a Select Sector SPDR Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., New York time) ("Closing Time") in order to receive that days closing net asset value per Share.


     Orders may be effected through the Clearing Process or outside the Clearing Process. An order to create Creation Units through the Clearing Process (through a Participating Party), or outside the Clearing Process (through a DTC Participant), is considered received by the Distributor on the date transmitted if the order is received by the Distributor no later than the Closing Time on such date and all other procedures set forth in the Participant Agreement are followed. However, in the case of orders effected outside the Clearing Process, if the Custodian does not receive the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., New York time, respectively, on the next business day immediately following the transmittal date, the order will be canceled. Any order may be rejected under certain limited circumstances which are specified in the Statement of Additional Information.

     A fixed transaction fee of $1,000 is applicable to each creation transaction regardless of the number of Creation Units created in the transaction. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $4,000) may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances specified in the Statement of Additional Information in which any cash can be used in lieu of Deposit Securities to create Creation Units. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. See "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.

     Legal Restrictions on Transactions in Certain Stocks. An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the creation of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the creation of a Creation Unit.

     Redemption

     Shares may be redeemed only in Creation Units at their net asset value and only on a day the NYSE is open for business. The Custodian makes available immediately prior to the opening of business on the AMEX, through the facilities of the NSCC, the list of the names and the number of Shares of each Select Sector SPDR Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units. Unless cash redemptions are available or specified for a particular Select Sector SPDR Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed as next determined after receipt by the Transfer Agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee. Should the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment to the Trust equal to the differential will be required to be arranged for by or on behalf of the redeeming shareholder by the Participating Party or DTC Participant, as the case may be. For more detail, see "CREATION AND REDEMPTION OF CREATION UNITS" in the Statement of Additional Information.


     Orders to redeem Creation Units of a Select Sector SPDR Fund may only be effected by or through a Participating Party (with respect to redemptions through the Clearing Process) or a DTC Participant (with respect to redemptions outside the Clearing Process). An order to redeem through the Clearing Process is deemed received on the date of transmittal if such order is received by the Transfer Agent prior to the Closing Time on the date of transmittal and all other procedures set forth in the Participant Agreement are properly followed. An order to redeem outside the Clearing Process is considered received by the Transfer Agent on the date of transmittal if: (i) such order is received by the Transfer Agent no later than the close of regular trading of the NYSE (ordinarily 4:00 p.m. New York time, on the transmittal date; (ii) such order is accompanied or proceeded by the requisite number of Shares specified in the order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., New York time, on the next business day after the transmittal date; and (iii) all other procedures set forth in the Participant Agreement are followed.


     A fixed transaction fee of $1,000 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to three (3) times the fixed transaction fee (for a total charge of up to $4,000) may be charged with respect to transactions effected outside the Clearing Process and in the limited circumstances specified in the Statement of Additional Information in which any cash may be used in lieu of securities to redeem Creation Units.

     Legal Restrictions on Transactions in Certain Stocks. An investor subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash.

                                 DISTRIBUTIONS

     Dividends and Capital Gains. As a Select Sector SPDR Fund shareholder, you are entitled to your share of the Fund's income and net realized gains on its investments. Each Select Sector SPDR Fund pays out substantially all of its net earnings to its shareholders as "distributions."

     Each Select Sector SPDR Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." Each Select Sector SPDR Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

     Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Select Sector Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, each Select Sector SPDR Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Select Sector SPDR Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

     Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which you purchased Shares makes such option available.

                                  TAX MATTERS

     As with any investment, you should consider how your Select Sector SPDR Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Select Sector SPDR Fund.

     Unless your investment in a Select Sector SPDR Fund is through a tax-exempt entity or taxed-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when:

     - The Select Sector SPDR Fund makes distributions,

     - You sell Shares listed on the AMEX, and

     - You create or redeem Creation Units.

     Taxes on Distributions. Each Select Sector SPDR Fund will distribute any net investment income quarterly, and any net realized long-term or short-term capital gains annually. Each Select Sector SPDR Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Select Sector SPDR Fund. Dividends paid out of a Select Sector SPDR Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

     Distributions in excess of a Select Sector SPDR Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Select Sector SPDR Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

     If you are not a citizen of the United States, or if you are a foreign entity or if you are not a permanent resident of the United States, each Select Sector SPDR Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

     Dividends and interest received by each Select Sector SPDR Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     By law, your Select Sector SPDR Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

     Taxes on AMEX-Listed Share Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

     Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

     Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

     If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

     The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in a Select Sector SPDR Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Select Sector SPDR Fund under all applicable tax laws.

                     ADDITIONAL INFORMATION CONCERNING THE
                    ROLE OF S&P, MERRILL LYNCH AND THE AMEX

     The stocks included in each Select Sector Index are selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated acting as Index Compilation Agent in consultation with S&P from the universe of companies represented by the S&P 500. The composition and weighting of the stocks included in each Select Sector Index will likely differ from the composition and weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P. The AMEX acts as "index calculation agent" in connection with the calculation and dissemination of each Select Sector Index.

     S&P does not sponsor, endorse, sell or promote the Shares. Additionally, Merrill Lynch and the AMEX do not sponsor or promote the Shares.

     Neither S&P, Merrill Lynch nor the AMEX make any representation or warranty, express or implied, to the owners of Shares of the Select Sector SPDR Funds or any member of the public regarding the ability of a Select Sector SPDR Fund to track the performance of the various sectors represented in the stock market. Additionally S&P does not make any representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly.

     S&P's only relationship to the Index Compilation Agent is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to Merrill Lynch or any Select Sector SPDR Fund. S&P has no obligation to take the needs of the index compilation agent, the Trust or the owners of Shares of the Select Sector SPDR Funds into consideration in determining, composing or calculating the S&P 500.

     S&P does not guarantee the accuracy and/or completeness of the S&P 500, the Select Sector Indexes or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by Merrill Lynch, the Trust, owners of the product, or any other person or entity from the use of the S&P 500, the Select Sector Indexes or any data included therein in connection with the rights licensed under the license agreement or for any other use. S&P makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500, the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

     The Select Sector Indexes identified herein are determined, composed and calculated without regard to the shares of any Select Sector SPDR Fund or the issuer thereof. Merrill Lynch and the AMEX are not responsible for, nor have they participated in, the determination of the timing of, prices of, or quantities of the shares of any Select Sector SPDR Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable.

     Although Merrill Lynch seeks to obtain and provide information to the AMEX from sources which it considers reliable, Merrill Lynch and the AMEX do not guarantee the accuracy and/or the completeness of any Select Sector Index or any data included therein. Merrill Lynch and the AMEX make no warranty, express or implied, as to results to be obtained by the Trust as licensee, licensee's customers and counterparties, owners of the shares, or any other person or entity from the use of the Select Sector Indexes or any data included therein in connection with the rights licensed as described herein or for any other use. Merrill Lynch and the AMEX make no express or implied warranties, and each hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Select Sector Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Merrill Lynch or the AMEX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

                              GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on June 10, 1998. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Statement of Additional Information for more information concerning the Trust's form of organization.

     For purposes of the 1940 Act, Shares of the Select Sector SPDR Funds are issued by the respective Funds and the acquisition of Shares by investment companies is subject to the restrictions of section 12(d)(1) of the Act.

     From time to time, the Select Sector SPDR Funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a Select Sector SPDR Fund. For a more detailed description of how each Select Sector SPDR Fund computes its performance figures and how these numbers may be used in advertisements, please consult the Statement of Additional Information.

     Mayer Brown & Platt serve as counsel to the Trust, including each Select Sector SPDR Fund. PricewaterhouseCoopers LLP serves as independent accountants and will audit each Fund's financial statement annually.

               THE SELECT SECTOR SPDR TRUST FINANCIAL HIGHLIGHTS

For a Select Sector SPDR outstanding for the period December 16, 1998(1) through
                               September 30, 1999


    The financial highlights table is intended to help you understand each Fund's financial performance. Certain information reflects the performance results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial highlights and financial statements, are included in the 1999 Annual Report to Shareholders of each of the Funds, which is available upon request.


                                        THE BASIC        THE CONSUMER     THE CONSUMER    THE CYCLICAL/
                                       INDUSTRIES          SERVICES          STAPLES      TRANSPORTATION
                                      SELECT SECTOR      SELECT SECTOR    SELECT SECTOR   SELECT SECTOR
                                        SPDR FUND          SPDR FUND        SPDR FUND       SPDR FUND
                                    -----------------   ---------------   -------------   --------------
Net asset value, beginning of
 period...........................       $ 20.72            $ 23.97         $  26.06         $ 24.51
                                         -------            -------         --------         -------
Net investment income (loss)......          0.24              (0.02)            0.20            0.09
Net realized and unrealized gain
 (loss)...........................          3.01(2)            2.90            (3.44)           1.66(2)
                                         -------            -------         --------         -------
Total from investment
 operations.......................          3.25               2.88            (3.24)           1.75
                                         -------            -------         --------         -------
Undistributed net investment
 income included in price of units
 issued and redeemed..............            --                 --             0.01            0.01
                                         -------            -------         --------         -------
Distributions to shareholders
 from:
Net investment income.............         (0.23)                --            (0.20)          (0.09)
In excess of net investment
 income...........................            --                 --               --           (0.01)
                                         -------            -------         --------         -------
Total distributions...............         (0.23)                --            (0.20)          (0.10)
                                         -------            -------         --------         -------
Net asset value, end of period....       $ 23.74            $ 26.85         $  22.63         $ 26.17
                                         -------            -------         --------         -------
Total return(3)...................         15.59%             12.03%         (12.45)%           7.17%
Net assets, end of period (in
 000's)...........................       $81,887            $60,420         $117,651         $35,324
Ratio of expenses to average net
 assets(4)........................          0.56%              0.57%            0.57%           0.58%
Ratio of net investment income
 (loss) to average net
 assets(4)........................          1.44%            (0.11)%            1.10%           0.49%
Portfolio turnover rate(5)........          9.70%             14.56%            2.91%           9.56%

                                                    THE FINANCIAL                          THE
                                     THE ENERGY        SELECT       THE INDUSTRIAL     TECHNOLOGY     THE UTILITIES
                                    SELECT SECTOR      SECTOR        SELECT SECTOR    SELECT SECTOR   SELECT SECTOR
                                      SPDR FUND       SPDR FUND        SPDR FUND        SPDR FUND       SPDR FUND
                                    -------------   -------------   ---------------   -------------   -------------
Net asset value, beginning of
 period...........................    $  23.59        $  22.02          $ 22.66         $  30.09         $ 29.06
                                      --------        --------          -------         --------         -------
Net investment income (loss)......        0.29            0.21             0.21            (0.04)           0.56
Net realized and unrealized gain
 (loss)...........................        3.88            0.02(2)          6.00            11.18            0.45(2)
                                      --------        --------          -------         --------         -------
Total from investment
 operations.......................        4.17            0.23             6.21            11.14            1.01
                                      --------        --------          -------         --------         -------
Undistributed net investment
 income included in price of units
 issued and redeemed..............        0.07            0.01               --            (0.01)           0.05
                                      --------        --------          -------         --------         -------
Distributions to shareholders
 from:
Net investment income.............       (0.29)          (0.21)           (0.19)              --           (0.56)
In excess of net investment
 income...........................       (0.08)          (0.01)              --               --           (0.04)
                                      --------        --------          -------         --------         -------
Total distributions...............       (0.37)          (0.22)           (0.19)              --           (0.60)
                                      --------        --------          -------         --------         -------
Net asset value, end of period....    $  27.46        $  22.04          $ 28.68         $  41.22         $ 29.52
                                      --------        --------          -------         --------         -------
Total return(3)...................       17.91%           0.97%           27.40%           37.00%           3.66%
Net assets, end of period (in
 000's)...........................    $149,636        $123,409          $65,963         $731,719         $81,168
Ratio of expenses to average net
 assets(4)........................        0.56%           0.57%            0.57%            0.56%           0.57%
Ratio of net investment income
 (loss) to average net
 assets(4)........................        1.73%           1.14%            0.94%          (0.15)%           2.62%
Portfolio turnover rate(5)........       20.15%           5.71%           12.42%           21.23%          38.86%


---------------
(1) Investment operations commenced on December 16, 1998.

(2) The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

(4) Annualized.

(5) Portfolio turnover rate excludes securities received or delivered from processing creations or redemptions on Select Sector SPDRs.

    The beginning net asset values shown above have been adjusted to reflect reverse stock splits which were effective on December 16, 1998, in order to adjust the net asset value per share of each Fund to be approximately 1/10th of the value of its respective Select Sector Index. The ratio of the reverse stock split for The Basic Industries Select Sector SPDR Fund, The Consumer Services Select Sector SPDR Fund, The Consumer Staples Select Sector SPDR Fund, The Cyclical/Transportation Select Sector SPDR Fund, The Energy Select Sector SPDR Fund, The Financial Select Sector SPDR Fund, The Industrial Select Sector SPDR Fund, The Technology Select Sector SPDR Fund, and The Utilities Select Sector SPDR Fund was 1 for 2.072, 1 for 2.397, 1 for 2.606, 1 for 2.451, 1 for 2.359, 1
for 2.202, 1 for 2.266, 1 for 3.009,and 1 for 2.906, respectively.

     This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to each Select Sector SPDR Fund's Shares. A Statement of Additional Information (dated January 28,
2000) and the annual and semi-annual reports to shareholders, each of which has been filed with the SEC, provide more information about each Select Sector SPDR Fund. The Statement of Additional Information and the financial statements included in the Trust's most recent annual reports to shareholders are incorporated herein by reference (i.e., is legally part of this Prospectus). These materials may be obtained without charge by writing to the Distributor, ALPS Mutual Funds Services, Inc., at 370 17th Street, Suite 3100, Denver, CO 80202, or by calling the following number:


                      Investor Information: (800) 843-2639


     The Registration Statement, including this Prospectus, the Statement of Additional Information, and the exhibits as well as the reports may be reviewed and copied at the SEC's Public Reference Room (450 Fifth Street, N.W., Washington D.C. 20549) or on the EDGAR Database on the SEC's Web site (http://www.sec.gov). Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. These documents and other information concerning the Trust also may be inspected at the offices of the AMEX (86 Trinity Place, New York, New York 10006). You may get copies of this and other information after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


     Shareholder inquiries may be directed to the Select Sector SPDR Funds in writing to ALPS Mutual Funds Services, Inc. at 370 17th Street, Suite 3100, Denver, CO 80202.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF A SELECT SECTOR SPDR FUND'S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ANY SELECT SECTOR SPDR FUND. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

     DEALERS EFFECTING TRANSACTIONS IN A SELECT SECTOR SPDR FUND'S SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

                         THE SELECT SECTOR SPDR(R) TRUST
                       STATEMENT OF ADDITIONAL INFORMATION


                             DATED JANUARY 28, 2000




This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated January 28, 2000 (the "Prospectus") for The Select Sector SPDR Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus for the Trust may be obtained without charge by writing to the Trust's Distributor, ALPS Mutual Funds Services, Inc., at 370 17th Street, Suite 3100, Denver, CO 80202.


"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "500", "Standard & Poor's Depositary Receipts(R)", "SPDRs(R)", "Select Sector SPDR", "Select Sector SPDRs" and "Select Sector Standard & Poor's Depositary Receipts" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use in connection with the listing and trading of Select Sector SPDRs on the American Stock Exchange LLC (the "AMEX"). The stocks included in each Select Sector Index (upon which the Select Sector SPDRs are based) are selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and sometimes referred to as the "Index Compilation Agent") in consultation with Standard & Poor's ("S&P") from the universe of companies represented by the Standard & Poor's 500 Composite Stock Index ("S&P 500"). The composition and weighting of the stocks included in each Select Sector Index can be expected to differ from the composition and weighting of stocks included in any similar S&P 500 sector index that is published and disseminated by S&P.

TABLE OF CONTENTS

General Description of the Trust..........................................

Investment Policies and Restrictions......................................

Special Considerations and Risks..........................................

Exchange Listing and Trading..............................................

Management of the Trust...................................................

Brokerage Transactions....................................................

Book Entry Only System....................................................

Control Persons and Principal Holders of Securities.......................

Creation and Redemption of Creation Units.................................

Determination of Net Asset Value..........................................

Dividends and Distributions...............................................

Taxes.....................................................................

Capital Stock and Shareholder Reports.....................................

Performance and Other Information.........................................

Counsel and Independent Auditors..........................................

Report of Independent Accountants.........................................

Exhibit A

The information contained herein regarding the Select Sector Indexes, securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

EACH SELECT SECTOR INDEX IS BASED ON EQUITY SECURITIES OF PUBLIC COMPANIES THAT ARE COMPONENTS OF THE S&P 500, SELECTED ON THE BASIS OF GENERAL INDUSTRIAL CLASSIFICATION, AND INCLUDED AS CONSTITUENT SECURITIES OF A PARTICULAR SELECT SECTOR INDEX BY THE INDEX COMPILATION AGENT IN CONSULTATION WITH S&P, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. THE AMEX ACTS AS "INDEX CALCULATION AGENT" IN CONNECTION WITH THE CALCULATION AND DISSEMINATION OF EACH SELECT SECTOR INDEX.

SELECT SECTOR SPDRS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SELECT SECTOR SPDRS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SELECT SECTOR SPDRS PARTICULARLY OR THE ABILITY OF A SELECT SECTOR SPDR FUND TO TRACK THE PERFORMANCE OF THE VARIOUS SECTORS REPRESENTED IN THE STOCK MARKET. THE STOCKS INCLUDED IN EACH SELECT SECTOR INDEX WERE SELECTED BY THE INDEX COMPILATION AGENT IN CONSULTATION WITH S&P FROM A UNIVERSE OF COMPANIES REPRESENTED BY THE S&P 500. THE COMPOSITION AND WEIGHTING OF STOCKS INCLUDED IN EACH SELECT SECTOR INDEX CAN BE EXPECTED TO DIFFER FROM THE COMPOSITION AND WEIGHTING OF STOCKS INCLUDED IN THE CORRESPONDING S&P 500 SECTOR INDEX THAT IS PUBLISHED AND DISSEMINATED BY S&P. S&P'S ONLY RELATIONSHIP TO THE INDEX COMPILATION AGENT IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE INDEX COMPILATION AGENT OR ANY SELECT SECTOR SPDR FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE INDEX COMPILATION AGENT, THE TRUST OR THE OWNERS OF THE SELECT SECTOR SPDRS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P
500. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN ANY DETERMINATION OR CALCULATION MADE WITH RESPECT TO ISSUANCE OR REDEMPTION OF THE SELECT SECTOR SPDRS. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SELECT SECTOR SPDRS.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR COMPLETENESS OF THE S&P 500, THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEX COMPILATION AGENT, THE TRUST, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED UNDER THE LICENSE AGREEMENT OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL

WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE S&P 500, THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE SHARES ARE NOT SPONSORED OR PROMOTED BY EITHER THE INDEX CALCULATION AGENT OR THE INDEX COMPILATION AGENT.

NEITHER THE INDEX CALCULATION AGENT NOR THE INDEX COMPILATION AGENT MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF ANY SELECT SECTOR SPDR FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE INDEXES IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. THE SELECT SECTOR INDEXES IDENTIFIED HEREIN ARE DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF ANY SELECT SECTOR SPDR FUND OR THE ISSUER THEREOF. THE INDEX CALCULATION AGENT AND THE INDEX COMPILATION AGENT ARE NOT RESPONSIBLE FOR, NOR HAVE THEY PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF THE SHARES OF ANY SELECT SECTOR SPDR FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX CALCULATION AGENT AND THE INDEX COMPILATION AGENT HAVE NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF ANY SELECT SECTOR SPDR FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF ANY SELECT SECTOR SPDR FUND.

ALTHOUGH MERRILL LYNCH -- AS THE INDEX COMPILATION AGENT - SHALL OBTAIN AND PROVIDE INFORMATION TO THE AMEX -- AS THE INDEX CALCULATION AGENT -- FROM SOURCES WHICH IT CONSIDERS RELIABLE, THE INDEX COMPILATION AGENT AND THE INDEX CALCULATION AGENT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY SELECT SECTOR INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX COMPILATION AGENT AND THE INDEX CALCULATION AGENT MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. THE INDEX COMPILATION AGENT AND THE INDEX CALCULATION AGENT MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE SELECT SECTOR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX COMPILATION AGENT OR THE INDEX CALCULATION AGENT HAVE ANY LIABILITY FOR ANY

DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of nine investment series (each, a "Select Sector SPDR Fund" or "Fund" and collectively the "Select Sector SPDR Funds" or "Funds"). The Trust was organized as a Massachusetts business trust on June 10, 1998. The shares of each Select Sector SPDR Fund are referred to herein as "Shares." The Select Sector SPDR Funds offered by the Trust are: The Basic Industries Select Sector SPDR Fund; The Consumer Services Select Sector SPDR Fund; The Consumer Staples Select Sector SPDR Fund; The Cyclical/Transportation Select Sector SPDR Fund; The Energy Select Sector SPDR Fund; The Financial Select Sector SPDR Fund; The Industrial Select Sector SPDR Fund; The Technology Select Sector SPDR Fund; and The Utilities Select Sector SPDR Fund. The investment objective of each Select Sector SPDR Fund is to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in a particular sector or group of industries, as represented by a specified market sector index (each a "Select Sector Index"). State Street Bank and Trust Company ("State Street" or the "Adviser") manages each Select Sector SPDR Fund.

Each Select Sector SPDR Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a "Creation Unit") generally in exchange for a basket of equity securities included in its Select Sector Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The Shares trade on the AMEX at market prices. These prices may differ from the Shares' net asset value. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Select Sector SPDR Fund consists of 50,000 Shares.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Shares (subject to applicable legal requirements) although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See "CREATION AND REDEMPTION OF CREATION UNITS." In each instance of such cash creations or redemptions, the Trust may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

THE SELECT SECTOR INDEXES AND RELEVANT EQUITY MARKETS

Each of the nine Select Sector Indexes which is the benchmark for a Select Sector SPDR Fund is intended to give investors an efficient, modified market capitalization-based way to track the movement of baskets of equity securities of public companies that are components of the S&P 500 and are included in specific sectors.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE SELECT SECTOR INDEXES

SELECTION CRITERIA

Each Select Sector Index was developed and is maintained in accordance with the following criteria:

- Each of the component stocks in a Select Sector Index (the "Component Stocks") has been selected from the universe of companies defined by the S&P 500.

- The nine Select Sector Indexes together will include all of the companies represented in the S&P 500 and each of the stocks in the S&P 500 will be allocated to one and only one of the Select Sector Indexes.

- The Component Stocks have been assigned to a Select Sector Index by the Index Compilation Agent. The Index Compilation Agent, after consultation with S&P, assigns Component Stocks to a particular Select Sector Index on the basis of such company's sales and earnings composition and the sensitivity of the company's stock price and business results to the common factors that affect other companies in such Select Sector Index. S&P has sole control over the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500. However, S&P plays only a consulting role in the assignment of the S&P 500 component securities to any Select Sector Index, which is the sole responsibility of the Index Compilation Agent.

- Each Select Sector Index is weighted based on the market capitalization of each of the Component Stocks, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Component Stock measured on the last day of a calendar quarter may not exceed 24.99% of the total value of its respective Select Sector Index; and (ii) with respect to 50% of the total value of the Select Sector Index, the market capitalization-based weighted value of the Component Stocks must be diversified so that no single Component Stock measured on the last day of a calendar quarter represents more than 4.99% of the total value of its respective Select Sector Index.

- Rebalancing the Select Sector Indexes to meet the asset diversification requirements will be the responsibility of the American Stock Exchange Index Services Group ("ISG"). If shortly prior to the last business day of any calendar quarter (a "Quarterly Qualification Date"), a Component Stock (or two or more Component Stocks) approaches the maximum allowable value limits set forth above (the "Asset Diversification Limits"), the percentage that such Component Stock (or Component Stocks) represents in the Select Sector Index will be reduced and the market capitalization-based weighted value of such Component Stock (or Component Stocks) will be redistributed across the Component Stocks that do not closely approach the Asset Diversification Limits in accordance with the following methodology: First, each Component Stock that exceeds 24% of the total value of the Select Sector Index will be reduced to 23% of the total value of the

Select Sector Index and the aggregate amount by which all Component Stocks exceed 24% will be redistributed equally across the remaining Component Stocks that represent less than 23% of the total value of the Select Sector Index. If as a result of this redistribution, another Component Stock then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Select Sector Index accounted for by the lowest weighted Component Stocks, each Component Stock that exceeds 4.8% of the total value of the Select Sector Index will be reduced to 4.6% and the aggregate amount by which all Component Stocks exceed 4.8% will be distributed equally across all remaining Component Stocks that represent less than 4.6% of the total value of the Select Sector Index. If as a result of this redistribution another Component Stock that did not previously exceed 4.8% of the Select Sector Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Select Sector Index is accounted for by Component Stocks representing no more than 4.8% of the total value of the Select Sector Index. If necessary, this reallocation process may take place more than once prior to a Quarterly Qualification Date to insure that the Select Sector Index and the Select Sector SPDR Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.


- As detailed below, the Select Sector Indexes are calculated and disseminated by ISG. As of the market close on December 31, 1999, the weighting of each Select Sector Index in the S&P 500 based on the capitalization of the stocks in the index was as follows:



LIST OF THE INDEXES                                                    WEIGHTING
-------------------                                                    ---------
The Basic Industries Select Sector Index                                  3.08%
The Consumer Services Select Sector Index                                 5.68%
The Consumer Staples Select Sector Index                                 15.51%
The Cyclical/Transportation Select Sector Index                           8.34%
The Energy Select Sector Index                                            6.09%
The Financial Select Sector Index                                        13.09%
The Industrial Select Sector Index                                        6.95%
The Technology Select Sector Index                                       35.67%
The Utilities Select Sector Index                                         5.59%
                                                                        ------
                                                                        100.00%



- Periodically, the Index Compilation Agent will supply ISG with sector designations for a number of stocks deemed likely candidates for replacement selection by the Standard & Poor's 500 Index Committee. If a replacement not on the current list is selected by the Standard & Poor's 500 Index Committee, ISG will ask the Index Compilation Agent to assign the stock to one of the nine sectors promptly. AMEX will disseminate information on this assignment and on consequent changes in the Select Sector Index(es).

- The Index Compilation Agent at any time may determine that a Component Stock which has been assigned to one Select Sector Index has undergone such a transformation in the composition of its business that it should be removed from that Select Sector Index and assigned to a different Select Sector Index. In the event that the Index Compilation Agent notifies ISG that a Component

Stock's Select Sector Index assignment should be changed, the AMEX will disseminate notice of the change following its standard procedure for announcing index changes and will implement the change in the affected Select Sector Indexes on a date no less than one week after the initial dissemination of information on the sector change to the maximum extent practicable. It is not anticipated that Component Stocks will change sectors frequently.

- Component Stocks removed from and added to the S&P 500 will be deleted from and added to the appropriate Select Sector Index on the same schedule used by S&P for additions and deletions from the S&P 500 insofar as practicable.

Select Sector Index Calculations

         With the exception of the weighting constraints described above, each Select Sector Index is calculated using the same methodology utilized by S&P in calculating the S&P 500. In particular:

- Each Select Sector Index is calculated using a base-weighted aggregate methodology; that means the level of the Select Sector Index reflects the total market value of all of its Component Stocks relative to a particular base period. Statisticians refer to this type of index, one with a set of combined variables (such as price and number of shares), as a composite index.

- Total market value of a company is determined by multiplying the price of the stock by the number of common shares outstanding. An indexed number is used to represent the results of the aggregate market value calculation in order to make the value easier to work with and track over time.

- The daily calculation of each Select Sector Index is computed by dividing the total market value of the companies in the Select Sector Index by a number called the "Index Divisor." By itself, the Index Divisor is an arbitrary number. However, in the context of the calculation of the Select Sector Index, it is the only link to the original base period value of the Select Sector Index. The Index Divisor keeps the Select Sector Index comparable over time and adjustments to the Index Divisor ensure that there are no changes in the Select Sector Index level as a result of non-market forces (corporate actions, replacements of stocks in a Select Sector Index, weighting changes, etc.).

- Four times a year on a Friday close to the end of each calendar quarter, the share totals of the companies in the S&P 500 are updated by S&P. This information is utilized to update the share totals of companies in each Select Sector Index. After the totals are updated, the Index Divisor is adjusted to compensate for the net change in the market value of the Select Sector Index.

- Once a week the database containing the current common shares outstanding for the S&P 500 companies is compared by S&P against the shares outstanding used to actually calculate the S&P 500. Any difference of 5% or more is screened for review by S&P. If appropriate, a share change will be implemented by S&P after the close of trading on the following Wednesday. Preannounced corporate actions such as restructurings and recapitalizations can significantly change a company's shares outstanding. Any changes over 5% are reviewed by S&P and, when appropriate, an immediate adjustment is made to the number of shares outstanding used to calculate the Select

Sector Index. Any adjustment made by S&P in shares outstanding will result in a corresponding adjustment to each affected Select Sector Index.

        S&P will advise ISG regarding the handling of nonroutine corporate actions which may arise from time to time and which may have an impact on the calculation of the S&P 500 and, consequently, on the calculation of the Select Sector Index. Corporate actions such as a merger or acquisition, stock splits, routine spin-offs, etc., which require adjustments in the Select Sector Index calculation, will be handled by the AMEX staff and Index Divisor adjustments, calculated when necessary, are handled by S&P in its maintenance of the S&P 500. In the event a merger or acquisition changes the relative importance of a company's participation in two or more sectors in a major way, the Select Sector Index assignment of the stock may change. In any event, a new Index Divisor for affected Select Sector Indexes will be disseminated promptly by ISG.


Select Sector Index Dissemination

Similar to other stock index values published by the AMEX, the value of each Select Sector Index will be calculated continuously and disseminated every 15 seconds over the Consolidated Tape Association's Network B. The major electronic financial data vendors - Bloomberg, Quotron, Reuters and Bridge Information Systems - are expected to publish information on each Select Sector Index for their subscribers.

Brief descriptions of the Select Sector Indexes on which the Select Sector SPDR Funds are based and the equity markets in which the Select Sector SPDR Funds are invested are provided below. (All dollar figures reflected in the tables below are in millions.)

THE BASIC INDUSTRIES SELECT SECTOR INDEX

General Background


The Basic Industries Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in basic industries. Basic industries include integrated steel products, chemicals, fibers, paper and gold. A list of the 51 Component Stocks included in the Index as of December 31, 1999 and the industry groups comprising the Index as of December 31, 1999 is included in Exhibit A hereto.


Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/99):              $379,625,330,125


10 Largest Components by Market Capitalization:

                                   MARKET            MARKET                     CUMULATIVE INDEX
COMPANY NAME                   CAPITALIZATION        WEIGHT     INDEX WEIGHT        WEIGHT
------------                   --------------        ------     ------------    ----------------
DuPont (EI) de Nomours         68,808,084,375        18.13%        18.13%           18.13%
Alcoa, Inc.                    30,411,781,000         8.01%         8.01%           26.14%
Dow Chemical Co.               29,303,561,625         7.72%         7.72%           33.86%
International Paper Co.        23,369,583,563         6.16%         6.16%           40.02%
Monsanto Co.                   22,607,910,000         5.96%         5.96%           45.98%
Weyerhaeuser Co.               16,865,093,813         4.44%         4.44%           50.42%
PPG Industries, Inc.           10,873,112,250         2.86%         2.86%           53.28%
Alcan Aluminum Ltd.             9,026,158,250         2.38%         2.38%           55.66%
Union Carbide Corp.             8,935,021,500         2.35%         2.35%           58.01%
Rohm and Haas Co.               8,905,842,750         2.35%         2.35%           60.36%


         10 Largest Industries (% Index Weight):


                                    MARKET                      MARKET                                     CUMULATIVE INDEX
INDUSTRY                        CAPITALIZATION                  WEIGHT               INDEX WEIGHT               WEIGHT
--------                        --------------                  ------               ------------          ----------------
Chemicals                       187,244,463,438                 49.32%                  49.32%                  49.32%
Paper and Forest Products        72,905,216,375                 19.20%                  19.20%                  68.52%
Aluminum                         44,282,708,125                 11.66%                  11.66%                  80.18%
Gold                             16,613,794,375                  4.38%                   4.38%                  84.56%
Containers                       15,008,761,313                  3.95%                   3.95%                  88.51%
Mining                           13,399,592,875                  3.53%                   3.53%                  92.04%
Manufacturing                    12,538,488,063                  3.30%                   3.30%                  95.34%
Steel                            12,370,904,250                  3.26%                   3.26%                  98.60%
Construction                      3,995,706,933                  1.05%                   1.05%                  99.65%
Machinery                         1,265,694,375                  0.35%                   0.35%                 100.00%



THE CONSUMER SERVICES SELECT SECTOR INDEX

General Background


The Consumer Services Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are consumer services firms. Consumer services include entertainment and publishing, prepared foods, medical services, lodging and gaming. A list of the 46 Component Stocks included in the Index as of December 31, 1999 and the industry groups comprising the Index as of December 31, 1999 is included in Exhibit A hereto.

Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/99):              $698,886,498,938


10 Largest Components by Market Capitalization:


                                             MARKET             MARKET                       CUMULATIVE
COMPANY NAME                             CAPITALIZATION         WEIGHT     INDEX WEIGHT     INDEX WEIGHT
------------                             --------------         ------     ------------     ------------
Time Warner Inc.                         93,192,364,938         13.33%        13.32%          13.32%
Walt Disney Co.                          60,323,094,000          8.63%         8.62%          21.94%
McDonalds Corp.                          54,583,890,938          7.81%         7.80%          29.74%
CBS Corp.                                48,745,630,313          6.97%         6.97%          36.71%
MediaOne Group, Inc.                     47,007,790,563          6.73%         6.72%          43.43%
Viacom, Inc.                             42,124,151,813          6.03%         6.02%          49.45%
Comcast Corp.                            38,007,275,063          5.44%         4.32%          53.77%
Clear Channel Communications Inc.        30,211,125,000          4.32%         4.35%          58.12%
Carnival Corp.                           29,496,487,500          4.22%         4.25%          62.37%
Gannett Inc.                             22,737,259,688          3.25%         3.28%          65.65%


9 Largest Industries (% Index Weight):


                               MARKET            MARKET                      CUMULATIVE INDEX
INDUSTRY                   CAPITALIZATION        WEIGHT     INDEX WEIGHT         WEIGHT
--------                   --------------        ------     ------------     ----------------
Entertainment             215,120,286,625        30.78%        30.79%            30.79%
Broadcasting              163,971,820,938        23.46%        22.36%            53.15%
Consumer Services          75,814,436,688        10.84%        11.14%            64.29%
Publishing                 73,568,869,438        10.53%        10.76%            75.05%
Restaurants                65,362,242,313         9.35%         9.43%            84.48%
Health Care                52,641,000,000         7.53%         7.81%            92.29%
Lodging                    40,898,554,938         5.85%         5.94%            98.23%
Gaming                      6,357,975,875         0.91%         0.97%            99.20%
Specialty Printing          5,151,312,125         0.74%         0.80%           100.00%


THE CONSUMER STAPLES SELECT SECTOR INDEX

General Background


The Consumer Staples Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer products. Consumer Staples include cosmetic and personal care, pharmaceuticals, soft drinks, tobacco and food products. A list of the 68 Component Stocks included in the Index as of December 31, 1999 and the industry groups comprising the Index as of December 31, 1999 is included in Exhibit A hereto.


Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/99):          $1,908,699,520,500

10 Largest Components by Market Capitalization:


                                     MARKET           MARKET                      CUMULATIVE
COMPANY NAME                     CAPITALIZATION       WEIGHT    INDEX WEIGHT     INDEX WEIGHT
------------                     --------------       ------    ------------     ------------
Merck and Company, Inc.         156,753,429,938        8.21%        8.21%            8.21%
Procter and Gamble Co.          143,983,860,188        7.54%        7.54%           15.75%
Coca-Cola Co.                   143,876,393,250        7.54%        7.54%           23.29%
Johnson and Johnson Co.         129,495,527,500        6.78%        6.78%           30.07%
Bristol Myers Squibb Co.        127,328,230,250        6.67%        6.67%           36.74%
Pfizer Inc.                     125,573,963,813        6.58%        6.58%           43.32%
Eli Lilly & Co.                  72,519,646,500        3.80%        3.80%           47.12%
Warner Lambert Co.               70,356,535,688        3.69%        3.69%           50.81%
Schering Plough Corp.            61,976,601,563        3.25%        3.25%           54.06%
Abbott Laboratories              55,823,605,688        2.92%        2.92%           56.98%


10 Largest Industries (% Index Weight):


                               MARKET           MARKET                     CUMULATIVE INDEX
INDUSTRY                   CAPITALIZATION       WEIGHT     INDEX WEIGHT         WEIGHT
--------                   --------------       ------     ------------    ----------------
Health Care - Drugs       890,382,839,188       46.65%        46.65%            46.65%
Food & Beverages          372,292,096,750       19.50%        19.50%            66.15%
Household Products        294,243,399,626       15.41%        15.41%            81.56%
Medical Products          105,798,063,938        5.54%         5.54%            87.10%
Tobacco                    59,174,253,000        3.10%         3.10%            90.20%
Grocery                    52,084,577,938        2.73%         2.73%            92.93%
Specialty Retail           48,913,848,063        2.56%         2.56%            95.49%
Alcohol                    38,834,776,250        2.03%         2.03%            97.52%
Distributors               35,593,564,500        1.86%         1.86%            99.38%
Agriculture                 7,414,387,500        0.39%         0.39%            99.77%



THE CYCLICAL/TRANSPORTATION SELECT SECTOR INDEX

General Background


The Cyclical/Transportation Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of cyclical products or the transportation industry. Cyclical and transportation products include building materials, retailers, appliances, housewares, air transportation, automotive manufacturing, shipping and trucking. A list of the 71 Component Stocks included in the Index as of December 31, 1999 and the industry groups comprising the Index as of December 31, 1999 is included in Exhibit A hereto.


Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/99):            $1,026,671,661,750


10 Largest Components by Market Capitalization:


                                         MARKET          MARKET                      CUMULATIVE
COMPANY NAME                         CAPITALIZATION      WEIGHT     INDEX WEIGHT    INDEX WEIGHT
------------                         --------------      ------     ------------    ------------
Wal-Mart Stores Inc.                307,615,512,750      29.96%        22.56%          22.56%
Home Depot Inc.                     157,855,831,750      15.28%        15.45%          38.01%
Ford Motor Company                   64,546,354,688       6.29%         6.38%          44.39%
General Motors Corp.                 46,535,119,000       4.53%         4.63%          49.02%
Gap Inc                              39,385,844,000       3.84%         3.93%          52.95%
Dayton Hudson Corp.                  32,360,307,813       3.15%         3.25%          56.20%
Lowes Companies Inc.                 22,832,745,500       2.22%         2.32%          58.52%
Costco Wholesale Corporation         20,242,443,750       1.97%         2.07%          60.59%
Nike Inc.                            13,879,532,063       1.35%         1.45%          62.04%
FDX Corp.                            12,222,545,625       1.19%         1.29%          63.33%


10 Largest Industries (% Index Weight):


                                  MARKET                                            CUMULATIVE INDEX
INDUSTRY                      CAPITALIZATION       MARKET WEIGHT    INDEX WEIGHT         WEIGHT
--------                      --------------       -------------    ------------    ----------------
Retail                       726,455,875,750           70.76%          66.30%            66.30%
Motor Vehicles               111,081,473,688           10.82%          11.01%            77.31%
Railroads                     44,825,874,500            4.37%           4.89%            82.20%
Airlines                      26,996,660,563            2.63%           3.05%            85.25%
Auto Parts                    20,452,036,125            1.99%           2.53%            87.78%
Footwear                      14,340,201,750            1.40%           1.60%            89.38%
Building Materials            13,738,251,000            1.34%           1.67%            91.05%
Household Furnishings         13,102,827,438            1.28%           1.60%            92.65%
Air Freight                   12,222,545,625            1.19%           1.29%            93.94%
Leisure Time                  11,259,475,125            1.10%           1.42%            95.36%


THE ENERGY SELECT SECTOR INDEX

General Background


The Energy Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of energy products. Energy companies in the Index develop and produce crude oil and natural gas and provide drilling and other energy related services. A list of the 31 Component Stocks included in the Index as of December 31, 1999 and the industry groups comprising the Index as of December 31, 1999 is included in Exhibit A hereto.


Constituent Stocks and Industries/Sectors

Summary:


Aggregate [Energy] Market Capitalization (12/31/99):       $749,566,540,563

10 Largest Components by Market Capitalization:


                                     MARKET            MARKET                       CUMULATIVE
COMPANY NAME                     CAPITALIZATION        WEIGHT     INDEX WEIGHT     INDEX WEIGHT
------------                     --------------        ------     ------------     ------------
Exxon Mobil Corp.               278,227,105,250        37.12%        22.84%           22.84%
Royal Dutch Petroleum Corp.     129,595,889,500        17.29%        17.73%           40.57%
Chevron Corp.                    56,849,042,250         7.58%         8.04%           48.61%
Enron Corp.                      31,755,326,875         4.24%         4.72%           53.33%
Schlumberger, Ltd.               30,928,725,000         4.13%         4.58%           57.91%
Texaco, Inc.                     30,038,071,250         4.01%         4.47%           62.38%
Atlantic Richfield Co.           27,916,318,000         3.72%         4.19%           66.57%
Halliburton Co.                  17,780,598,500         2.37%         2.84%           69.41%
Conoco, Inc.                     15,578,093,125         2.08%         2.55%           71.96%
Williams Companies, Inc.         13,286,557,875         1.77%         2.24%           74.20%



4 Largest Industries (% Index Weight):



                               MARKET                                              CUMULATIVE
INDUSTRY                   CAPITALIZATION      MARKET WEIGHT   INDEX WEIGHT       INDEX WEIGHT
--------                   --------------      -------------   ------------       ------------
Oil                       570,875,558,188         76.16%          66.06%             66.06%
Oil & Gas Services        105,308,671,438         14.05%          20.76%             86.82%
Natural Gas                72,842,702,500          9.72%          12.55%             99.37%
Engineering                   539,608,438          0.07%           0.63%            100.00%


THE FINANCIAL SELECT SECTOR INDEX

General Background

The Financial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of financial products. Companies in the Index include a wide array of diversified financial services firms whose business lines range from investment management to commercial and business banking. A list of the 72 Component Stocks included in the Index as of December 31, 1999 and the industry groups comprising the Index as of December 31, 1999 is included in Exhibit A hereto.


Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/99):          $1,619,350,022,000

10 Largest Components by Market Capitalization:


                                              MARKET               MARKET                     CUMULATIVE
COMPANY NAME                              CAPITALIZATION           WEIGHT     INDEX WEIGHT   INDEX WEIGHT
------------                              --------------           ------     ------------   ------------
Citigroup Inc.                           187,338,192,125           11.57%        11.57%         11.57%
American International Group Inc.        167,403,666,250           10.34%        10.34%         21.91%
Bank of America Corp.                     85,679,297,000            5.29%         5.29%         27.20%
Morgan Stanley Dean Witter & Co.          79,506,325,500            4.91%         4.91%         32.11%
American Express Co.                      74,425,636,250            4.60%         4.60%         36.71%
Wells Fargo and Co.                       66,410,304,063            4.10%         4.10%         40.81%
Chase Manhattan Corp.                     64,074,863,188            3.96%         3.96%         44.77%
Fannie Mae                                63,998,437,500            3.95%         3.95%         48.72%
Bank One Corp.                            36,771,840,000            2.27%         2.27%         50.99%
Freddie Mac                               32,716,861,688            2.02%         2.02%         53.01%



6 Largest Industries (% Index Weight):



                               MARKET              MARKET                      CUMULATIVE
INDUSTRY                   CAPITALIZATION          WEIGHT      INDEX WEIGHT   INDEX WEIGHT
--------                   --------------       -------------  ------------   ------------
Banks                     612,904,888,125           37.85%        37.85%         37.85%
Financial Services        464,687,932,000           28.70%        28.70%         66.55%
Insurance                 360,966,200,500           22.29%        22.29%         88.84%
Investment Banking         95,718,653,438            5.91%         5.91%         94.75%
Consumer Finance           64,648,508,938            3.99%         3.99%         98.74%
Savings and Loans          20,423,839,000            1.26%         1.26%        100.00%


THE INDUSTRIAL SELECT SECTOR INDEX

General Background


The Industrial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are industrials. Industrials include electrical equipment, construction equipment, waste management services and industrial machinery products. A list of the 31 Component Stocks included in the Index as of December 31, 1999 and the industry groups comprising the Index as of December 31, 1999 is included in Exhibit A hereto.


Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/99):              $855,283,582,813

10 Largest Components by Market Capitalization:


                                             MARKET            MARKET                       CUMULATIVE
COMPANY NAME                             CAPITALIZATION        WEIGHT      INDEX WEIGHT    INDEX WEIGHT
------------                             --------------        ------      ------------    ------------
General Electric Co.                     507,733,512,000       59.36%         21.88%          21.88%
Tyco International LTD.                   65,648,523,500        7.68%          8.84%          30.72%
Honeywell, International, Inc.            45,666,174,938        5.34%          6.48%          37.20%
Minnesota Mining and Manufacturing Co.    39,280,565,250        4.59%          5.73%          42.93%
Corning, Inc.                             31,561,965,938        3.69%          4.89%          47.82%
Emerson Electric Co.                      24,930,126,000        2.91%          4.05%          51.87%
Illinois Tool Works Inc.                  20,300,977,313        2.37%          3.57%          55.44%
Caterpillar, Inc.                         16,733,213,063        1.96%          3.15%          58.59%
Textron, Inc.                             11,406,575,438        1.33%          2.56%          61.15%
Waste Management Inc.                     10,649,890,625        1.25%          2.63%          63.78%


7 Largest Industries (% Index Weight):



                                       MARKET              MARKET                      CUMULATIVE
INDUSTRY                           CAPITALIZATION          WEIGHT      INDEX WEIGHT   INDEX WEIGHT
--------                           --------------       -------------  ------------   ------------
Electrical Equipment              536,471,233,000           62.72%        27.58%         27.58%
Manufacturing                     243,105,608,188           28.42%        45.60%         73.18%
Machinery                          46,138,200,688            5.39%        12.82%         86.00%
Waste Management                   12,314,113,625            1.44%         4.43%         90.43%
Trucks                              8,483,117,438            0.99%         4.65%         95.08%
Auto Parts                          4,925,018,125            0.58%         1.82%         96.90%
Engineering & Construction          3,846,291,750            0.45%         3.10%        100.00%


THE TECHNOLOGY SELECT SECTOR INDEX

General Background


The Technology Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of technology products. Technology products include products developed by defense manufacturers, telecommunications equipment, microcomputer components, integrated computer circuits and process monitoring systems. A list of the 89 Component Stocks included in the Index as of December 31, 1999 and the industry groups comprising the Index as of December 31 1999 is included in Exhibit A hereto.


Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/99):            $4,391,546,127,750

10 Largest Components by Market Capitalization:


                                              MARKET            MARKET                      CUMULATIVE
COMPANY NAME                              CAPITALIZATION        WEIGHT    INDEX WEIGHT     INDEX WEIGHT
------------                              --------------        ------    ------------     ------------
Microsoft Corp.                          602,432,918,750        13.72%        13.66%          13.66%
Cisco Systems, Inc.                      350,405,982,125         7.98%         7.95%          21.61%
Intel Corp.                              275,006,062,500         6.26%         6.24%          27.85%
Lucent Technologies, Inc.                234,394,520,063         5.34%         5.32%          33.17%
International Business Machines Corp.    194,681,232,000         4.43%         4.41%          37.58%
America Online, Inc.                     168,639,475,125         3.84%         3.84%          41.42%
AT&T Corp.                               162,163,860,250         3.69%         3.68%          45.10%
Oracle Corporation                       159,540,243,500         3.63%         3.65%          48.75%
MCI WorldCom, Inc.                       150,609,681,563         3.43%         2.69%          51.44%
Nortel Networks Corp.                    134,896,610,000         3.07%         3.09%          54.53%




10 Largest Industries (% Index Weight):


                                      MARKET                MARKET                         CUMULATIVE
INDUSTRY                          CAPITALIZATION            WEIGHT       INDEX WEIGHT     INDEX WEIGHT
--------                          --------------        -------------    ------------     ------------
Computers                       2,336,923,305,500           53.21%          53.45%            53.45%
Communications Equipment          642,902,572,125           14.64%          14.69%            68.14%
Electronics                       460,754,199,875           10.49%          10.62%            78.76%
Telephone                         415,993,506,750            9.47%           8.73%            87.49%
Information Services              117,925,066,438            2.69%           2.76%            90.25%
Electrical Equipment              116,948,420,501            2.67%           2.74%            92.99%
Cellular Communications            81,649,963,750            1.86%           1.90%            94.89%
Aerospace                          64,890,462,938            1.48%           1.52%            96.41%
Biotechnology                      61,354,804,750            1.40%           1.42%            97.83%
Photography                        37,832,742,938            0.86%           0.89%            98.72%


THE UTILITIES SELECT SECTOR INDEX

General Background


The Utilities Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in the utilities industry. Utilities include communication services, electrical power providers and natural gas distributors. A list of the 41 Component Stocks included in the Index as of December 31, 1999 and the industry groups comprising the Index as of December 31, 1999 is included in Exhibit A hereto.


Constituent Stocks and Industries/Sectors

Summary:


Aggregate Market Capitalization (12/31/99):             $688,120,966,875

10 Largest Components by Market Capitalization:


                                    MARKET               MARKET                    CUMULATIVE
COMPANY NAME                    CAPITALIZATION           WEIGHT    INDEX WEIGHT   INDEX WEIGHT
------------                    --------------           ------    ------------   ------------
SBC Communications Inc.        166,304,775,000           24.17%        22.85%        22.85%
Bell Atlantic Corp.             95,593,388,125           13.89%        13.91%        36.76%
Bellsouth Corp.                 88,116,058,188           12.81%        12.82%        49.58%
GTE Corp.                       68,572,284,688            9.97%         4.54%        54.12%
US West Inc.                    36,382,032,000            5.29%         4.64%        58.76%
Alltel Corp.                    25,958,086,875            3.77%         3.98%        62.74%
Duke Energy Corp.               18,329,860,375            2.66%         2.86%        65.60%
Southern Co.                    15,817,685,500            2.30%         2.50%        68.10%
AES Corp.                       15,427,204,000            2.24%         2.46%        70.56%
Texas Utilities                  9,829,723,938            1.43%         1.64%        72.20%



4 Largest Industries (% Index Weight):


                              MARKET              MARKET                          CUMULATIVE
INDUSTRY                  CAPITALIZATION          WEIGHT       INDEX WEIGHT      INDEX WEIGHT
--------                  --------------       -------------   ------------      ------------
Telephone                 480,926,624,875         69.89%          62.75%           62.75%
Electric Companies        182,527,168,875         26.53%          32.44%           95.19%
Power Producers            15,427,204,000          2.24%           2.46%           97.65%
Natural Gas                 9,239,969,125          1.34%           2.35%          100.00%


INVESTMENT POLICIES AND RESTRICTIONS

LENDING PORTFOLIO SECURITIES

Each Select Sector SPDR Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the U.S. government securities or other assets that are pledged as collateral to each Select Sector SPDR Fund in connection with these loans generate income, securities lending may enable a Select Sector SPDR Fund to earn additional income that may partially offset the expenses of such Select Sector SPDR Fund, and thereby reduce the effect that expenses have on such Select Sector SPDR Fund's ability to provide investment results that substantially correspond to the price and yield performance of its respective Select Sector Index.

Loans of portfolio securities may not exceed 33% of a Select Sector SPDR Fund's total assets. The documentation for these loans provides that a Select Sector SPDR Fund will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Select Sector SPDR Fund is determined. Each Select Sector SPDR Fund will pay reasonable administrative and custodial fees in connection with the loan of securities and invests collateral in money market instruments or funds which invest exclusively in money market instruments.

Each Select Sector SPDR Fund will comply with the conditions for lending established by the SEC. Although each Select Sector SPDR Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, each Select Sector SPDR Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Select Sector SPDR Fund). In addition, each Select Sector SPDR Fund bears the risk of loss of any cash collateral that it invests in money market instruments.

REPURCHASE AGREEMENTS

Each Select Sector SPDR Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Select Sector SPDR Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Select Sector SPDR Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Select Sector SPDR Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. In addition, the Trust's Board of Trustees ("Board" or "Trustees") monitors each Select Sector SPDR Fund's repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with a Select Sector SPDR Fund. No more than an aggregate of 15% of each Select Sector SPDR Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Select Sector SPDR Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Select Sector SPDR Fund not within the control of the Select Sector SPDR Fund and, therefore, the Select Sector SPDR Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

OTHER MONEY MARKET INSTRUMENTS

In addition to repurchase agreements, other money market instruments in which the Select Sector SPDR Funds may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more, bankers' acceptances, time deposits, U.S. Government and U.S. Government agency securities, or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Adviser, and which mature within one year from the date of purchase, and investment companies which invest exclusively in such money market instruments (subject to applicable limitations under Section 12(d)(1) of the Investment Company Act of 1940, as amended ("1940 Act").

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Select Sector SPDR Fund may utilize exchange-traded futures and options contracts and swap agreements.

FUTURES CONTRACTS AND OPTIONS

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Select Sector SPDR Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.


Each Select Sector SPDR Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in the underlying Select Sector SPDR Index. Exchange-traded futures and options contracts are not currently available for the Select Sector Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying Select Sector Index components or a subset of the components. Options on the Shares have been listed on the AMEX.


RESTRICTIONS ON THE USE OF FUTURES AND OPTIONS

A Select Sector SPDR Fund would not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Select Sector SPDR Fund's total assets after taking into account unrealized gains and unrealized losses on such contracts it has entered into. Each Select Sector SPDR Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Select Sector SPDR Fund under the contract (less the value of any margin deposits in connection with the position).

SWAP AGREEMENTS

Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Select Sector SPDR Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Select Sector SPDR Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Select Sector SPDR Fund. These restrictions cannot be changed with respect to a Select Sector SPDR Fund without the approval of the holders of a majority of such Select Sector SPDR Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Select Sector SPDR Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Select Sector SPDR Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Select Sector SPDR Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Select Sector SPDR Fund. Except with the approval of a majority of the outstanding voting securities, a Select Sector SPDR Fund may not:

1. Change its investment objective;

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Select Sector SPDR Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Select Sector SPDR Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Select Sector SPDR Fund will not purchase securities while borrowings in excess of 5% of the Select Sector SPDR Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Select Sector SPDR Fund of a deposit principally of securities included in the relevant Select Sector Index for creation of Creation Units);

4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Select Sector SPDR Fund's assets);

5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Select Sector SPDR Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Select Sector SPDR Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Select Sector SPDR Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short; or

9. Invest in commodities or commodity contracts, except that a Select Sector SPDR Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Select Sector SPDR Fund observes the following restrictions, which may be changed by the Board of Trustees without a shareholder vote. A Select Sector SPDR Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Trust may vote the investment securities owned by each Select Sector SPDR Fund in accordance with its views; or

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Select Sector SPDR Fund has valued the investment.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in a Select Sector SPDR Fund is contained in the Prospectus under the heading "INVESTMENT CONSIDERATIONS AND RISKS." The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

GENERAL

Investment in a Select Sector SPDR Fund should be made with an understanding that the value of a Select Sector SPDR Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in a Select Sector SPDR Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

While S&P often chooses a replacement company for the S&P 500 with some characteristics in common with a company or companies removed from the index, it is not uncommon for a replacement company to have little in common with the company it replaces. Consequently, the removal of one company and its replacement by another may affect two Select Sector Indexes and two Select Sector SPDR Funds, one of which included a company now removed from the S&P 500 and another which may have a company added to it.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Select Sector Indexes are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Select Sector SPDR Fund's Shares will be adversely affected if trading markets for a Select Sector SPDR Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Select Sector SPDR Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Select Sector SPDR Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Select Sector SPDR Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

A Select Sector SPDR Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Select Sector SPDR Funds do not plan to use futures and options contracts, when available, in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Select Sector SPDR Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in stocks.

Utilization of futures transactions by a Select Sector SPDR Fund involves the risk of imperfect or even negative correlation to the benchmark Select Sector Index if the index underlying the futures contracts differs from the benchmark Select Sector Index. There is also the risk of loss by a Select Sector SPDR Fund of margin deposits in the event of bankruptcy of a broker with whom a Select Sector SPDR Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Select Sector SPDR Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933 (the "Securities Act"), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Select Sector SPDR Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that such Select Sector SPDR Fund's prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Select Sector SPDR Funds is contained in the Prospectus under the "DETERMINATION OF NET

ASSET VALUE" and "BUYING AND SELLING SELECT SECTOR SPDRs." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Select Sector SPDR Fund are approved for listing and trading on the AMEX, subject to notice of issuance. The Shares trade on the AMEX at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of Shares of any Select Sector SPDR Fund will continue to be met.

The AMEX may but is not required to remove the Shares of a Select Sector SPDR Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Select Sector SPDR Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the underlying Select Sector Index or portfolio of securities on which such Select Sector SPDR Fund is based is no longer calculated or available; or (3) such other event shall occur or condition exists that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the Shares from listing and trading upon termination of the Trust.

As in the case of other stocks traded on the AMEX, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST

The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of six (6) Trustees, none of whom is an "interested person" (as defined in the 1940 Act) of the Trust or any of the Select Sector SPDR Funds.

                                                                                        PRINCIPAL OCCUPATIONS
NAME/ADDRESS/AGE                          POSITION WITH THE TRUST                    DURING THE PAST FIVE YEARS
----------------                          -----------------------                    --------------------------

John W. English                           Trustee                                 Private Investor, Member of the Board of the
P.O. Box 640                                                                      China Fund, Inc. (1999-present); Chairman
Summit, New Jersey                                                                of the Board of The China Fund, Inc.
07902-0640                                                                        (1992 to 1999); Trustee of Northern
Age 66                                                                            Trust Company's Institutional Funds
                                                                                  (1993 to present); Trustee of
                                                                                  Washington Mutual's WM Funds (1994 to
                                                                                  present); Director, Adviser or
                                                                                  Trustee for numerous not-for-profit
                                                                                  organizations (1989 to present);
                                                                                  formerly Vice President and Chief
                                                                                  Investment Officer of the Ford
                                                                                  Foundation (1981-1993).


George R. Gaspari                         Trustee                                 Consultant to various financial
100-38 75th Avenue                                                                services organizations (1996 to
Forest Hills, New York                                                            present); Senior Vice President and
11375                                                                             Chief Financial and Administrative
Age 59                                                                            Officer of Evergreen Asset Management
                                                                                  Co., a subsidiary of First Union
                                                                                  Corp. (1987-1996).

Burton G. Malkiel                         Trustee                                 Director of Baker Fentress & Company,
Department of Economics                                                           a closed-end investment company
                                                                                  traded on the


Princeton University                                                              New York Stock Exchange (1980 to
Princeton, New Jersey                                                             present), Director of Prudential
08544                                                                             Insurance Company of America (1977
Age 67                                                                            to present); Director of The
                                                                                  Vanguard Group of Investment Companies
                                                                                  (1977 to present); Director of Southern New
                                                                                  England Telecommunications Company (1998-
                                                                                  present); Professor of Economics at
                                                                                  Princeton University (1964 to present);
                                                                                  formerly Dean of Yale School of
                                                                                  Management (1981-1988); formerly
                                                                                  Chairman of the Economics
                                                                                  Department and Director of the
                                                                                  Financial Research Center at
                                                                                  Princeton University(1974-1975 and
                                                                                  1977-1981); formerly Member,
                                                                                  President's Council of Economic
                                                                                  Advisors (1975-1977).


Ernest J. Scalberg                        Trustee                                 Dean of the Graduate School of
Fordham Graduate School of Business                                               Business Administration and Dean of
113 West 60th Street                                                              Faculty of the School of Business at
New York, New York                                                                Fordham University (April 1994 to
10023                                                                             present); Director, Adviser or
Age 54                                                                            Trustee to numerous non-profit
                                                                                  organizations (1974 to present);
                                                                                  formerly Founding Dean, School of
                                                                                  Business and Management, Hong Kong
                                                                                  University of Science and Technology
                                                                                  (1991-1993); formerly Associate Dean
                                                                                  of UCLA Graduate School of
                                                                                  Management(1981-1994).


R. Charles Tschampion                     Trustee                                 Managing Director of Investment
General Motors Investment                                                         Strategy and Defined Contribution Plans
Management Corp.                                                                  General Motors Investment Management
767 Fifth Avenue                                                                  Corporation (1994 to present); Vice
New York, New York                                                                Chairman of the Association for
10153                                                                             Investment Management Research (1989
Age 53                                                                            to present); Chair of the Board of
                                                                                  Governors of the Association for
                                                                                  Investment Management Research
                                                                                  (1995 to present); Director
                                                                                  of the India Magnum Fund (1994 to
                                                                                  present), Trustee of Lehigh
                                                                                  University and Chair of the
                                                                                  Investment Sub-Committee for the
                                                                                  Lehigh University Endowment Fund
                                                                                  (October 1998 to present).

Cheryl Burgermeister                      Trustee                                 Retired; Director and Chief Financial
The Crabbe Huson Group, Inc.                                                      Officer of The Crabbe Huson Group and
121 S.W. Morrison                                                                 Treasurer of the Crabbe Huson Family
Suite 1400                                                                        of Funds (1987 to 1998); formerly
Portland, Oregon  97204                                                           Senior Auditor at KPMG Peat Marwick
Age 48                                                                            (1982-1986).


Howard H. Fairweather                     President and Secretary                 Retired; formerly Executive Vice
4 Parsons Street                                                                  President of State Street Bank and
Newburyport, MA   02110                                                           Trust Company (1977 to September
Age 61                                                                            1996); formerly Vice President and
                                                                                  head of the New England Division of
                                                                                  Commercial Lending and head of the
                                                                                  National Division at State Street
                                                                                  Bank and Trust Company (1972-1977);
                                                                                  formerly Commercial Lending Officer
                                                                                  at State Street Bank and Trust
                                                                                  Company (1965-1972).

E. Davis Hawkes, Jr.                      Treasurer and Assistant Secretary       Retired; formerly Vice President of
47 Washington Street                                                              State Street Bank and Trust Company
Marblehead, MA  01945                                                             (1954-1990).
Age 68


REMUNERATION OF TRUSTEES AND OFFICERS


The Trust pays each Trustee an annual fee of $12,000 plus a per meeting fee of $2,000 for meetings of the Board of Trustees attended by the Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings. The Trustee fees are allocated among the Funds based on net assets. For the fiscal year ended September 30, 1999, the Funds contributed the following amounts:

                 FUND                                                    AMOUNT
                 ----                                                    ------
The Basic Industries Select Sector Fund                                 $ 8,987
The Consumer Services Select Sector Fund                                $ 9,134
The Consumer Staples Select Sector Fund                                 $17,028
The Cyclical/Transportation Select Sector Fund                          $ 4,604
The Energy Select Sector Fund                                           $17,554
The Financial Select Sector Fund                                        $16,363
The Industrial Select Sector Fund                                       $ 6,433
The Technology Select Sector Fund                                       $80,708
The Utilities Select Sector Fund                                        $ 9,188



Assuming that four (4) meetings of the Board of Trustees are held annually, it is estimated that the compensation paid to each Trustee will be:


NAME OF TRUSTEE                                AGGREGATE COMPENSATION FROM TRUST
---------------                                ---------------------------------
John W. English                                $20,000
George R. Gaspari                              $20,000
Burton G. Malkiel                              $20,000
Ernest J. Scalberg                             $20,000
R. Charles Tschampion                          $20,000
Cheryl Burgermeister                           $20,000

The following table sets forth the total (estimated) remuneration of Trustees and officers of the Trust for the fiscal year ended September 30, 1999.

                                                                                                        TOTAL COMPENSATION
                                   AGGREGATE        PENSION OR RETIREMENT       ESTIMATED ANNUAL        FROM TRUST & TRUST
                                 COMPENSATION         BENEFITS ACCRUED AS         BENEFITS UPON           COMPLEX PAID TO
NAME/ POSITION                    FROM TRUST        PART OF TRUST EXPENSES         RETIREMENT               TRUSTEES
--------------                   ------------       ----------------------      ----------------        ------------------
John W. English, Trustee            $20,000                 $     0                 $     0                  $20,000
George R. Gaspari,                  $20,000                 $     0                 $     0                  $20,000
Trustee
Burton G. Malkiel,                  $20,000                 $     0                 $     0                  $20,000
Trustee
Ernest J. Scalberg,                 $20,000                 $     0                 $     0                  $20,000
Trustee
R. Charles Tschampion,              $20,000                 $     0                 $     0                  $20,000
Trustee
Cheryl Burgermeister,               $20,000                 $     0                 $     0                  $20,000
Trustee
Howard H. Fairweather,              $20,000                 $     0                 $     0                  $20,000
President and Secretary
E Davis Hawkes, Jr.,                $20,000                 $     0                 $     0                  $20,000
Treasurer and Assistant
Secretary


No Trustee or officer is entitled to any pension or retirement benefits from the Trust.


As of December 31, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund.


THE INVESTMENT ADVISER


State Street, through its State Street Global Advisors division, acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Select Sector SPDR Fund. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $667 billion (U.S.) under management as of December 31, 1999, provides complete global investment management services from offices in the U.S., London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Montreal, Paris, Dublin, Munich and Brussels.


The Adviser serves as investment adviser to each Select Sector SPDR Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Select Sector SPDR Fund, manages the investment of each Select Sector SPDR Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Select Sector SPDR Fund.

Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

THE ADMINISTRATOR

In addition to serving as Adviser to each Select Sector SPDR Fund, State Street, through its Global Investors Services Group, serves as Administrator for the Trust pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and each Select Sector SPDR Fund. State Street will generally assist in all aspects of the Trust's and the Select Sector SPDR Funds' operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

CUSTODIAN AND TRANSFER AGENT


State Street, 225 Franklin Street, Boston, Massachusetts 02110, also serves as Custodian for the Select Sector SPDR Funds pursuant to a Custodian Agreement. As Custodian, State Street holds the Select Sector SPDR Funds' assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street also serves as Transfer Agent of the Select Sector SPDR Funds pursuant to a Transfer Agency Agreement. State Street may be reimbursed by the Select Sector SPDR Funds for its out-of-pocket expenses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.



Compensation. As compensation for its services under the Investment Advisory Agreement, State Street is paid a monthly fee based on a percentage of each Select Sector SPDR Fund's average daily net assets at the annual rate of .05%. From time to time, the Adviser may waive all or a portion of its fee. For the fiscal year ended September 30, 1999, the Funds paid the following amounts to the Adviser:



                FUND NAME                                            AMOUNT PAID
                ---------                                            -----------

The Basic Industries Select Sector Fund                                $ 24,410
The Consumer Services Select Sector Fund                               $ 23,284
The Consumer Staples Select Sector Fund                                $ 43,859
The Cyclical/Transportation Select Sector Fund                         $ 11,951
The Energy Select Sector Fund                                          $ 46,387
The Financial Select Sector Fund                                       $ 42,155
The Industrial Select Sector Fund                                      $ 17,525
The Technology Select Sector Fund                                      $212,816
The Utilities Select Sector Fund                                       $ 24,357


As compensation for its services under the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement, State Street is paid a "unitary fee." See "Annual Fund Operating Expenses" under "SUMMARY OF SELECT SECTOR SPDR FUND EXPENSES" in the Prospectus for a description of the unitary fee. Each Select Sector SPDR Fund will also bear all other expenses of its operation.

Term. The Investment Advisory Agreement with respect to each Select Sector SPDR Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board of Trustees or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Select Sector SPDR Fund, provided that in either event such continuance also is approved by a majority of the Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Select Sector SPDR Fund is terminable without penalty, on 60 days notice, by the Board of Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Select Sector SPDR Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940
Act).

BANKING AND REGULATORY MATTERS

State Street has been advised by its counsel that, in counsel's opinion, State Street currently may perform the services for the Trust and the Select Sector SPDR Funds contemplated by the

Investment Advisory Agreement and other activities for the Trust and the Select Sector SPDR Funds described in the Prospectus and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent State Street from continuing to perform those services for the Trust and the Select Sector SPDR Funds. State laws on this issue may differ from the interpretations of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Board of Trustees would review the relationships with State Street and consider taking all actions necessary in the circumstances.

THE DISTRIBUTOR

ALPS Mutual Funds Services, Inc. is the principal underwriter and Distributor of Shares. Its principal address is 370 17th Street, Suite 3100, Denver, CO 80202. Investor information can be obtained by calling 1-800-843-2639. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each Select Sector SPDR Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "CREATION AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and Statement of Additional Information to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Board of Trustees, consisting of Independent Trustees described below, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan") for each Select Sector SPDR Fund. The terms of each Plan are described in the Prospectus.

Under its terms, each Select Sector SPDR Fund's Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Select Sector SPDR Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of such Select Sector SPDR Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to each Select Sector SPDR Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Select Sector SPDR Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under each Select Sector SPDR Fund's Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board of Trustees to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). Each Investor Services Agreement will be a "related agreement" under the Plan of the relevant Select Sector SPDR Fund. No Investor Services Agreement will provide for annual fees of more than 0.10% of a Select Sector SPDR Fund's average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of .25% of a Select Sector SPDR Fund's average net assets per annum, the fees paid by a Select Sector SPDR Fund under its Plan will be compensation for distribution, investor services or marketing services for that Fund. To the extent the Plan fees aggregate less than .25% per annum of the average daily net assets of a Select Sector SPDR Fund, each Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under each Plan will not exceed, on an annualized basis, .25% of average daily net assets of any Select Sector SPDR Fund.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Select Sector SPDR Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Select Sector SPDR Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Select Sector SPDR Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

ADDITIONAL EXPENSES

S&P, the AMEX and Merrill Lynch have entered into a license agreement with respect to each Select Sector SPDR Fund's Select Sector Index. The Trust pays an annual sub-license fee per annum (i) to S&P equal to the greater of .03% of the aggregate net assets of the Trust or $450,000 (the "Minimum Annual Fee"), and
(ii) to Merrill Lynch equal to .03% of the aggregate net assets of the Trust. The Minimum Annual Fee is payable in full on each anniversary of the first day of trading, December 22, 1998 (the "First Trading Day"). The fee to Merrill Lynch is payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of such Fund.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Select Sector SPDR Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Select Sector SPDR Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provides the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Select Sector SPDR Funds or the Adviser. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical information pertaining to corporate actions affecting stocks, including but not limited to, stocks within the S&P 500.

The Select Sector SPDR Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Select Sector SPDR Fund is expected to be under 50%. See "INVESTMENT POLICIES AND STRATEGIES" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "BUYING AND SELLING SELECT SECTOR SPDRs."

DTC acts as securities depositary for the Shares. Shares of each Select Sector SPDR Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Select Sector SPDR Funds do not have information concerning the beneficial ownership of Select Sector SPDR's held in the names of DTC Participants, as of January 21, 2000 the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Select Sector SPDR Fund were as follows:


SELECT SECTOR                                            PERCENTAGE OF
SPDR FUND             NAME AND ADDRESS                         OWNERSHIP
---------             ----------------                         ---------

Basic                 Citibank, N. A.                             37.3
                      P.O. Box 30576
                      Tampa, FL 33630-3576

                      Merrill Lynch, Pierce Fenner & Smith        10.9
                      4 Corporate Place
                      Corporate Park 287
                      Piscataway, NJ 08855

                      The Bank of New York                        10.4
                      925 Patterson Plank Rd.
                      Secaucus, NJ 07094


Services              Citibank, N. A.                             52.4
                      P.O. Box 30576
                      Tampa, FL 33630-3576

                      Merrill Lynch, Pierce Fenner & Smith        29.0
                      4 Corporate Place
                      Corporate Park 287
                      Piscataway, NJ 08855


Staples               Citibank, N. A.                             54.5
                      P.O. Box 30576
                      Tampa, FL 33630-3576

                      Merrill Lynch, Pierce Fenner & Smith        17.9
                      4 Corporate Place
                      Corporate Park 287
                      Piscataway, NJ 08855


Cyclicals             Citibank, N. A.                             69.4
                      P.O. Box 30576
                      Tampa, FL 33630-3576

                      Merrill Lynch, Pierce Fenner & Smith        15.5
                      4 Corporate Place
                      Corporate Park 287
                      Piscataway, NJ 08855


Energy                Citibank, N. A.                             42.9
                      P.O. Box 30576
                      Tampa, FL 33630-3576

                      Merrill Lynch, Pierce Fenner & Smith        28.7
                      4 Corporate Place
                      Corporate Park 287
                      Piscataway, NJ 08855


Financial             Citibank, N. A.                             44.9
                      P.O. Box 30576
                      Tampa, FL 33630-3576

                      Merrill Lynch, Pierce Fenner & Smith        17.2
                      4 Corporate Place
                      Corporate Park 287
                      Piscataway, NJ 08855


Industrial            Citibank, N. A.                             73.2
                      P.O. Box 30576
                      Tampa, FL 33630-3576

                      Merrill Lynch, Pierce Fenner & Smith        11.2
                      4 Corporate Place
                      Corporate Park 287
                      Piscataway, NJ 08855


Technology            Merrill Lynch, Pierce Fenner & Smith        27.4
                      4 Corporate Place
                      Corporate Park 287
                      Piscataway, NJ 08855

                      Charles Schwab & Co., Inc.                   9.3
                      C/O ADP Proxy Services


Utilities             Citibank, N. A.                             50.2
                      P.O. Box 30576
                      Tampa, FL 33630-3576

                      Merrill Lynch, Pierce Fenner & Smith        23.0
                      4 Corporate Place
                      Corporate Park 287
                      Piscataway, NJ 08855

                      Lehman Brothers, Inc.                       13.3
                      C/O BSSC Att: Proxy Dept.
                      P.O. Box 29198
                      Brooklyn, NY 11202-9198

CREATION AND REDEMPTION OF CREATION UNITS

CREATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Select Sector SPDR Funds do not have information concerning the beneficial ownership of Select Sector SPDR's held in the names of DTC Participants, as of January 21, 2000 the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Select Sector SPDR Fund were as follows:


SELECT SECTOR                                            PERCENTAGE OF
SPDR FUND             NAME AND ADDRESS                         OWNERSHIP
---------             ----------------                         ---------

Basic                 Citibank, N. A.                             37.3
                      P.O. Box 30576
                      Tampa, FL 33630-3576

                      Merrill Lynch, Pierce Fenner & Smith        10.9
                      4 Corporate Place
                      Corporate Park 287
                      Piscataway, NJ 08855

                      The Bank of New York                        10.4
                      925 Patterson Plank Rd.
                      Secaucus, NJ 07094


Services              Citibank, N. A.                             52.4
                      P.O. Box 30576
                      Tampa, FL 33630-3576

                      Merrill Lynch, Pierce Fenner & Smith        29.0
                      4 Corporate Place
                      Corporate Park 287
                      Piscataway, NJ 08855


Staples               Citibank, N. A.                             54.5
                      P.O. Box 30576
                      Tampa, FL 33630-3576

                      Merrill Lynch, Pierce Fenner & Smith        17.9
                      4 Corporate Place
                      Corporate Park 287
                      Piscataway, NJ 08855

Cyclicals/Transportation  Citibank, N. A.                             69.4
                          P.O. Box 30576
                          Tampa, FL 33630-3576

                          Merrill Lynch, Pierce Fenner & Smith        15.5
                          4 Corporate Place
                          Corporate Park 287
                          Piscataway, NJ 08855


Energy                    Citibank, N. A.                             42.9
                          P.O. Box 30576
                          Tampa, FL 33630-3576

                          Merrill Lynch, Pierce Fenner & Smith        28.7
                          4 Corporate Place
                          Corporate Park 287
                          Piscataway, NJ 08855


Financial                 Citibank, N. A.                             44.9
                          P.O. Box 30576
                          Tampa, FL 33630-3576

                          Merrill Lynch, Pierce Fenner & Smith        17.2
                          4 Corporate Place
                          Corporate Park 287
                          Piscataway, NJ 08855


Industrial                Citibank, N. A.                             73.2
                          P.O. Box 30576
                          Tampa, FL 33630-3576

                          Merrill Lynch, Pierce Fenner & Smith        11.2
                          4 Corporate Place
                          Corporate Park 287
                          Piscataway, NJ 08855


Technology                Merrill Lynch, Pierce Fenner & Smith        27.4
                          4 Corporate Place
                          Corporate Park 287
                          Piscataway, NJ 08855

                          Charles Schwab & Co., Inc.                   9.3

                      C/O ADP Proxy Services


Utilities             Citibank, N. A.                             50.2
                      P.O. Box 30576
                      Tampa, FL 33630-3576

                      Merrill Lynch, Pierce Fenner & Smith        23.0
                      4 Corporate Place
                      Corporate Park 287
                      Piscataway, NJ 08855

                      Lehman Brothers, Inc.                       13.3
                      C/O BSSC Att: Proxy Dept.
                      P.O. Box 29198
                      Brooklyn, NY 11202-9198

The Trust issues and sells Shares of each Select Sector SPDR Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to each Select Sector SPDR Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT

The consideration for purchase of a Creation Unit of a Select Sector SPDR Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the relevant Select Sector SPDR Fund's Select Sector Index and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Select Sector SPDR Fund. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund ("Fund Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date. The "Balancing Amount" is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the "Deposit Amount" -- an amount equal to the sum of the market value of the Deposit Securities and the Dividend Equivalent Payment. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit exceeds the Deposit Amount), the Cash Component shall be increased by such positive amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Cash Component shall be decreased by such negative amount. If the negative number is greater than the Dividend Equivalent Payment, the creator will be entitled to receive cash in an amount equal to the differential. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Select Sector SPDR Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a given Select Sector SPDR Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Select Sector SPDR Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Select Sector SPDR Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant Select Sector Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Select Sector Index being tracked by the relevant Select Sector SPDR Fund or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the Dividend Equivalent Payment, effective through and including the previous Business Day, per outstanding Share of each Select Sector SPDR Fund.

PROCEDURES FOR CREATION OF CREATION UNITS

To be eligible to place orders with the Distributor to create a Creation Unit of a Select Sector SPDR Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant". Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Shares of Select Sector SPDR Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.


All orders to create Select Sector SPDR Funds must be placed for one or more Creation Unit size aggregations of Shares (50,000 in the case of each Fund). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 pm New York time).

in each case on the date such order is placed in order for creation of Creation Units to be effected based on the net asset value of Shares of each Select Sector SPDR Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date". Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.


Orders to create Creation Units of Select Sector SPDR Funds shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of Select Sector SPDR Funds have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING CLEARING PROCESS

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Select Sector SPDR Funds in Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., New York time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., New York time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units of Select Sector SPDR Funds outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current net asset value of the Fund. The delivery of Creation Units of Select Sector SPDR Funds so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units of Select Sector SPDR Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., New York time, on such date and federal funds in the appropriate amount are deposited with the Trust's Custodian by 11:00 a.m., New York time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee of $4,000 will be charged in all cases. The delivery of Creation Units of Select Sector SPDR Funds so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.


ACCEPTANCE OF ORDERS FOR CREATION UNITS

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Select Sector SPDR Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Select Sector SPDR Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the AMEX for that date by the Custodian, as described above;
(d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Select Sector SPDR Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE

To compensate the Trust for transfer and other transaction costs involved in creation transactions, investors will be required to pay a fixed creation transaction fee of $1,000 payable to the Trust. An additional charge of up to three (3) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities), for a total charge of up to $4,000. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION

Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Select Sector SPDR Fund through the Transfer Agent and only on a Business Day. THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. As of September 30, 1999, the value of the securities comprising a deposit of designated equity securities necessary for an in-kind purchase of a Creation Unit for each Select Sector SPDR Fund was as follows: The Basic Industries Select Sector SPDR Fund - $1,187,000; The Consumer Services Select Sector SPDR Fund - $1,342,500; The Consumer Staples Select Sector SPDR Fund - $1,131,500; The Cyclical/Transportation Select Sector SPDR Fund - $1,308,500; The Energy Select Sector SPDR Fund - $1,373,000; The Financial Select Sector SPDR Fund - $1,102,000; The Industrial Select Sector SPDR Fund - $1,434,000; The Technology Select Sector SPDR Fund - $2,061,000; and The Utilities Select Sector SPDR Fund
- $1,476,000.

With respect to each Select Sector SPDR Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 am, New York time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Select Sector SPDR Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee of $1,000. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

REDEMPTION TRANSACTION FEE

A redemption transaction fee of $1,000 is paid to the Trust to offset transfer and other transaction costs that may be incurred in connection with the redemption of Creation Units. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Select Sector SPDR Funds, subject to approval by the Board of Trustees, may adjust the fee from time to time based upon actual experience. An additional charge for cash redemptions or partial cash redemptions (when cash redemptions are available) for each Select Sector SPDR Fund may be imposed. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS

Orders to redeem Creation Units of Select Sector SPDR Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of Select Sector SPDR Funds using the Clearing Process is deemed received on the Transmittal Date if
(i) such order is received by the Transfer Agent not later than 4:00 p.m., New York time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of the Fund as next determined. An order to redeem Creation Units of a Select Sector SPDR Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., New York time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the net asset value next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS

Orders to redeem Creation Units of Select Sector SPDR Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of Select Sector SPDR Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units of Select Sector SPDR Funds outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., New York time, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of Select Sector SPDR Funds specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., New York time, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "DETERMINATION OF NET ASSET VALUE" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite number of Shares of the relevant Select Sector SPDR Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Distributor by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of Shares of the relevant Select Sector SPDR Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which the Shares of the relevant Select Sector SPDR Funds are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Select Sector SPDR Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Select Sector SPDR Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Select Sector SPDR Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Select Sector SPDR Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Select Sector SPDR Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Select Sector SPDR Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Select Sector SPDR Fund or determination of the Shares' net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DETERMINATION OF NET ASSET VALUE."


Net asset value per Share for each Select Sector SPDR Fund of the Trust is computed by dividing the value of the net assets of such Select Sector SPDR Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Select Sector SPDR is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. New York time) on each day that such exchange is open.


In computing a Select Sector SPDR Fund's net asset value per Share, the Select Sector SPDR Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted bid price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income, if any, are declared and paid quarterly by each Select Sector SPDR Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Select Sector SPDR Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of each Fund, net of expenses of such Select Sector SPDR, as if such Select Sector SPDR Fund owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital for tax purposes for shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Select Sector SPDR Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Select Sector SPDR Funds through DTC Participants for reinvestment of their dividend distributions. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market of the same Select Sector SPDR Fund.

TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX MATTERS."

Each Select Sector SPDR Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements.

Each Select Sector SPDR Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Select Sector SPDR Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

A Select Sector SPDR Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended September 30 of such year. Each Select Sector SPDR Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Select Sector SPDR Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Select

Sector SPDR Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Select Sector SPDR Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "CREATION AND REDEMPTION OF CREATION UNITS."

Dividends and interest received by a Select Sector SPDR Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Each Select Sector SPDR Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction.

A loss realized on a sale or exchange of Shares of a Select Sector SPDR Fund may be disallowed if other Fund Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of a Select Sector SPDR Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Some shareholders may be subject to a 31% withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Select Sector SPDR Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Select Sector SPDR Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Select Sector SPDR Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Select Sector SPDR Fund.

In order for a Select Sector SPDR Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Select Sector SPDR Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

Each Select Sector SPDR Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Select Sector SPDR Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Select Sector SPDR Fund's other investments and shareholders are advised on the nature of the distributions.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of nine Select Sector SPDR Funds. Each Select Sector SPDR Fund issues shares of beneficial interest, par value $.001 per Share. The Board of Trustees may designate additional Select Sector SPDR Funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Select Sector SPDR Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Select Sector SPDR Fund, and in the net distributable assets of such Select Sector SPDR Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Select Sector SPDR Funds vote together as a single class except that if the matter being voted on affects only a particular Select Sector SPDR Fund it will be voted on only by that Select Sector SPDR Fund and if a matter affects a particular Select Sector SPDR Fund differently from other

Select Sector SPDR Funds, that Select Sector SPDR Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Select Sector SPDR Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, ALPS Mutual Funds Services, Inc., at 370 17th Street, Suite 3100, Denver, CO 80202.

Absent an applicable exemption or other relief from the SEC or its staff, officers and directors of the Trust and beneficial owners of 10% of the Shares of a Select Sector SPDR Fund ("Insiders") would be subject to the insider reporting, short-swing profit and short sale provisions in Section 16 of the Exchange Act and the SEC's rules thereunder. The Trust has applied for a "no action letter" seeking advice from the SEC staff that it will not recommend SEC enforcement action if Insiders do not file reports required by Section 16(a) of the Exchange Act and the rules thereunder with respect to transactions in a substantially similar investment product. There is no assurance that the SEC staff will issue the requested relief. Insiders should consult with their own legal counsel concerning their obligations under Section 16 of the Exchange Act, and should note that the no action letter does not address other requirements under the Exchange Act, including those imposed by Section 13(d) thereof and the rules thereunder.

PERFORMANCE AND OTHER INFORMATION

The performance of a Select Sector SPDR Fund may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in a Select Sector SPDR Fund over periods of 1, 5 and 10 years (or the life of a Select Sector SPDR Fund, if shorter). Such total return figures will reflect the deduction of a proportional share of such Select Sector SPDR Fund's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

Total return is calculated according to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period).

Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in a Select Sector SPDR Fund on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.

The yield of a Select Sector SPDR Fund is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount on bonds. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = (a - b) divided by 2[(cd + 1)(6)-1] (where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period).

Quotations of cumulative total return, average annual total return or yield reflect only the performance of a hypothetical investment in a Select Sector SPDR Fund during the particular time period on which the calculations are based. Such quotations for a Select Sector SPDR Fund will vary based on changes in market conditions and the level of such Select Sector SPDR Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

The cumulative and average total returns and yields do not take into account federal or state income taxes which may be payable by shareholders; total returns and yields would, of course, be lower if such charges were taken into account.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Funds with performance quoted with respect to other investment companies or types of investments.

From time to time, in advertising and marketing literature, the Funds' performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Funds will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Information may be provided to investors regarding capital gains distributions by one or more Select Sector SPDR Funds. Comparisons between the Select Sector SPDR Funds and other investment vehicles such as conventional mutual funds may be made regarding such capital gains distributions, as well as relative tax efficiencies between the Funds and such other investment vehicles (e.g., realization of capital gains or losses to a Fund and to such other investment vehicles in connection with redemption of their respective securities).

Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional mutual funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to sell appreciated securities and make taxable capital gains distributions that are generated by changes in such fund's portfolio. In contrast to conventional mutual funds where redemption transactions that effect an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Select Sector SPDR Funds generally will not lead to a tax event for ongoing shareholders. Since shareholders are generally required to pay tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that a Select Sector SPDR Fund is not required to recognize capital gains, a shareholder of such Fund is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares. If such holder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

In addition, in connection with the communication of the performance of the Funds to current or prospective shareholders, the Trust also may compare those figures to the performance of certain unmanaged indexes which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indexes include, but are not limited to the following: Dow Jones Industrial Average; Consumer Price Index; Standard & Poor's 500 Composite Stock Price Index (S&P 500); Russell 1000 & NASDAQ non-financial 100 and their subsidiary sector indexes.

Performance of an index is historical and does not represent performance of the Trust, and is not a guarantee of future results.

In addition, information may be presented to current or prospective shareholders regarding the purchase of Select Sector SPDR Funds in the secondary market, such as margin requirements, types of orders that may be entered and information concerning short sales.

Evaluation of each Fund's performance or other relevant statistical information made by independent sources may also be used in advertisements and sales literature concerning the Trust, including reprints of, or selections from, editorials or articles about the Trust. Sources for Trust performance information and articles about the Trust include, but are not limited to, the following: American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques; Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews investment company performance data;

Business Week, a national business weekly that periodically reports the performance rankings of investment companies; CDA Investment Technologies, an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate indexes; Forbes, a national business publication that from time to time reports the performance of specific investment companies; Fortune, a national business publication that periodically rates the performance of a variety of investment companies; The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance; Ibbotson Associates, Inc., a company specializing in investment research and data; Investment Company Data, Inc., an independent organization that provides performance ranking information for broad classes of mutual funds; Investor's Business Daily, a daily newspaper that features financial, economic, and business news; Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities; Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund; Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole; The New York Times, a nationally distributed newspaper that regularly covers financial news; Smart Money, a national personal finance magazine published monthly by Dow Jones & Company, Inc. and The Hearst Corporation that focuses on ideas for investing, spending and saving; Value Line Mutual Fund Survey, an independent publication that provides biweekly performance and other information on mutual funds; The Wall Street Journal, a Dow Jones and Company, Inc. newspaper that regularly covers financial news; Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges; Worth, a national publication distributed ten times per year by Capital Publishing Company that focuses on personal finance.

COUNSEL AND INDEPENDENT AUDITORS


Mayer Brown & Platt, 1675 Broadway, New York, New York 10019, serves as counsel to the Trust. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the independent auditors of the Trust.


FINANCIAL STATEMENTS


The Reports of Independent Accountants, financial highlights, and financial statements in respect of the Funds included in the Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1999 on Form N-30D under the Investment Company Act, filed electronically on November 29, 1999 (File No. 0000950135-99-005433) are incorporated by reference into this Statement of Additional Information.

                                     PART C
                                OTHER INFORMATION

ITEM 23. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

Part B: Statements of Assets and Liabilities as of December 14, 1998

(b) EXHIBITS

(1)(a) Declaration of Trust dated June 9, 1998 and filed on June 26, 1998.

   (b) Amendment No.1 to the Declaration of Trust dated October 8, 1998 and filed on October 16, 1998

   (c) Amended and Restated Declaration of Trust dated October 23, 1998 and filed November 17, 1998.

(2) By-Laws of the Trust dated June 10, 1998 and filed November 17, 1998.

(3) Not applicable.

(4) Global certificate evidencing shares of the Beneficial Interest, $.001 par value, of each Select Sector SPDR Fund filed November 17, 1998.

(5) Investment Advisory Agreement between the Trust and State Street Bank and Trust Company filed November 17, 1998.

(6)(a) Distribution Agreement between the Trust and ALPS Mutual Funds Services, Inc. filed November 17, 1998.

   (b) Participant Agreement filed on November 17, 1998.

   (c) Investor Services Agreement filed on November 17, 1998.

   (d) Soliciting Dealer Agreement filed on November 17, 1998.

(7) Not applicable.

(8) Custodian Agreement between the Trust and State Street Bank and Trust Company filed on November 17, 1998.

(9)(a) Administration Agreement between the Trust and State Street Bank and Trust Company filed on November 17, 1998.

   (b) Transfer Agency Services Agreement between the Trust and State Street Bank and Trust Company filed on November 17, 1998.

   (c) Sub-License Agreement between the Trust, Merrill Lynch and Standard & Poor's filed on December 15, 1998.

   (d) DTC Letter of Representation filed on November 17, 1998.

(10) Opinion of Gordon Altman Butowsky Weitzen Shalov & Wein filed on November 17, 1998.

(11) Consent of Independent Accountants is filed herewith.

(12) Not applicable.

(13) Subscription Agreement(s) between the Trust and ALPS Mutual Funds Services, Inc. filed on December 15, 1998.

(14) Not applicable.

(15) 12b-1 Plan filed on November 17, 1998.

(16) Not applicable.

(17) Not applicable.

(18) Not applicable.

Other Powers of Attorney filed November 17, 1998.

* Previously filed.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 25. INDEMNIFICATION

Pursuant to Section 5.3 of the Registrant's Amended and Restated Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Registrant. The Registrant may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification. Pursuant to Section
5.2 of the Registrant's Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Pursuant to paragraph 9 of the Registrant's Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Registrant. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of Rule 484 under the Act, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and

17(i) of such Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him/her.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

See "MANAGEMENT OF THE TRUST" in the Statement of Additional Information. Neither the investment adviser of the Registrant nor any director, officer or partner of the investment adviser is, or has been, at any time during the past two years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) ALPS Mutual Funds Services, Inc. is the Trust's principal underwriter/distributor. ALPS also acts as a principal underwriter/distributor for various other unrelated investment companies.

(b) The following is a list of the executive officers and directors of ALPS Mutual Funds Services, Inc.:

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH               POSITIONS AND OFFICES WITH
BUSINESS ADDRESS*        UNDERWRITER                              REGISTRANT
------------------       --------------------------               --------------------------
W. Robert Alexander      Chairman and Chief Executive Officer     None

Arthur J. L. Lucey       President and Secretary                  None

Thomas A. Carter         Vice President and Chief Financial       None
                         Officer

Edmund J. Burke          Executive Vice President                 None

James V. Hyatt           General Counsel                          None

Jeremy O. May            Vice President                           None

William N. Paston        Vice President                           None

John S. Hannon, Jr.      Director                                 None

Rick A. Pederson         Director                                 None

Chris Woessner           Director                                 None

* All addresses are 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202.

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORD

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Administrator, State Street Bank & Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

No applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 2 to Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of January 2000.

THE SELECT SECTOR SPDR(R) TRUST

By: Howard H. Fairweather*
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registrant's Registration Statement has been signed below by the following person in the capacities and on the date indicated.


SIGNATURE                                TITLE                                  DATE
---------                                -----                                  ----
1. Principal Executive Officer

Howard H. Fairweather*                   President and Secretary                January 28, 2000

2. Principal Financial Officer                                                  January 28, 2000

E. Davis Hawkes, Jr.*                    Treasurer and Assistant Secretary      January 28, 2000

3. Majority of Trustees

John W. English*                         Trustee                                January 28, 2000

George R. Gaspari*                       Trustee                                January 28, 2000

Burton G. Malkiel*                       Trustee                                January 28, 2000

Ernest J. Scalberg*                      Trustee                                January 28, 2000

R. Charles Tschampion*                   Trustee                                January 28, 2000

Cheryl Burgermeister*                    Trustee                                January 28, 2000

Stuart M. Strauss, Esq.                  Attorney-in-Fact                       January 28, 2000

*By: /s/ Stuart M. Strauss
Stuart Strauss, Attorney-in-Fact

Power of Attorney Dated: October 26, 1998

                                  Exhibit List


Item No.                                                Exhibit
--------                                                -------
   11                                    Consent of PricewaterhouseCoopers LLP